SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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indie Semiconductor, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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May 2, 2022
Dear Stockholder:
On behalf of the Board of Directors, I cordially invite you to attend the first Annual Meeting of Stockholders of indie Semiconductor, Inc., which will be held virtually on June 22, 2022, commencing at 9:00 a.m., Pacific Time. To attend the Annual Meeting, you must register in advance at www.proxydocs.com/INDI. The meeting can be accessed via the link you receive following registration, where you will be able to listen to the meeting live, submit questions and vote online. Questions related to the Annual Meeting or voting matters can be submitted during the registration process. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.
All of our stockholders of record at the close of business on April 25, 2022 are entitled to attend and vote at the Annual Meeting. If you were a beneficial holder as of the record date (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must show proof of ownership to attend the Annual Meeting, and you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote at the Annual Meeting.
In order to attend or vote at the Annual Meeting, you must register in advance at www.proxydocs.com/INDI prior to the deadline of June 20, 2022 at 5:00 p.m., Pacific Time. Upon completing your registration, you will receive further instructions via email, including your unique link and password that will allow you access to the meeting, to submit questions during the meeting and to vote at the meeting. You will not be able to attend the Annual Meeting in person.
Your vote on the business to be considered at the meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying Proxy Statement so that your shares may be represented at the meeting. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and for stockholders of record to vote your shares at the virtual meeting if you wish to do so.
Sincerely yours,

David Aldrich
Chairman of the Board

INDIE SEMICONDUCTOR, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 22, 2022

Notice is hereby given that the Annual Meeting of Stockholders of indie Semiconductor, Inc., a Delaware corporation, will be held virtually on June 22, 2022, at 9:00 a.m., Pacific Time. The meeting can be accessed via the link provided following registration where you will be able to listen to the meeting live, submit questions and vote online. If you plan to attend the virtual Annual Meeting, please see the instructions beginning on page 2 of the attached Proxy Statement. You will be required to register in advance at www.proxydocs.com/INDI prior to the deadline of June 20, 2022 at 5:00 p.m., Pacific Time in order to attend the meeting. There will be no physical location for stockholders to attend. Stockholders only may participate by logging in with the link provided following registration. We believe that a virtual Annual Meeting provides greater access to those who want to attend, especially in light of current public health concerns, and therefore have chosen this format over an in-person meeting.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.To elect three Class I directors for terms expiring at the 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified;
2.To approve an amendment to the 2021 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 10,500,000 shares;
3.To approve the indie Semiconductor, Inc. Employee Stock Purchase Plan (the “ESPP”);
4.To ratify the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022; and
5.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “FOR” each of the nominees for Class I directors (Proposal One), “FOR” the amendment to the Equity Incentive Plan (Proposal Two), “FOR” the approval of the ESPP (Proposal Three) and “FOR” ratification of the proposed Independent Registered Public Accounting Firm (Proposal Four).

This year we are using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, most stockholders will not receive printed copies of our proxy materials. We are instead mailing a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). This delivery method allows us to conserve natural resources and reduce the cost of delivery while also meeting our obligations to you, our stockholders, to provide information relevant to your continued investment in indie. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials. We encourage you to review the proxy materials and vote your shares.

Our Board of Directors has fixed the close of business on April 25, 2022 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments. For 10 days prior to the Annual Meeting, a list of such stockholders will be available for inspection by any stockholder at our principal executive offices during normal business hours. In addition, the list will be available to any stockholder for examination online during the Annual Meeting. Instructions will be provided during the Annual Meeting regarding how to access the list during the Annual Meeting.

If you were a beneficial holder as of April 25, 2022 (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote at the Annual Meeting.

We encourage you to access the Annual Meeting before the start time of 9:00 a.m., Pacific Time, on June 22, 2022. Please allow ample time for online check-in, which will begin at 8:30 a.m., Pacific Time, on June 22, 2022.

Whether or not you plan to attend the virtual Annual Meeting, our Board of Directors urges you to read the attached Proxy Statement and submit a proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our Annual Meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions, please refer to “General Information - Voting Methods” beginning on page 4 of the attached Proxy Statement.

By Order of the Board of Directors,
Thomas Schiller
Secretary

Aliso Viejo, California
May 2, 2022

i

INDIE SEMICONDUCTOR, INC.
32 Journey
Aliso Viejo, California 92656
(949) 608-0854
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 22, 2022
GENERAL INFORMATION

Introduction

We are furnishing this Proxy Statement on behalf of the Board of Directors of indie Semiconductor, Inc., a Delaware corporation, for use at our 2022 Annual Meeting of Stockholders, or at any adjournment or postponement of the meeting (the “Annual Meeting”), for the purposes set forth below and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held virtually, at 9:00 a.m., Pacific Time, on June 22, 2022. The meeting can be accessed via the link provided following registration, where you will be able to listen to the meeting live, submit questions and vote online. If you plan to attend the virtual Annual Meeting, please see “General Information - Attendance at the Virtual Annual Meeting.” You will be required to register in advance at www.proxydocs.com/INDI prior to the deadline of June 20, 2022 at 5:00 p.m., Pacific Time in order to attend the meeting. There will be no physical location for stockholders to attend. Stockholders only may participate by logging in via the link provided following registration.

On June 10, 2021, Thunder Bridge Acquisition II, Ltd. (“Thunder Bridge II”) domesticated into a Delaware corporation and consummated a series of transactions that resulted in the combination (the “Business Combination”) of Thunder Bridge II with Ay Dee Kay, LLC d/b/a indie Semiconductor (“ADK LLC”) pursuant to a Master Transactions Agreement, dated December 14, 2020, as amended on May 3, 2021, by and among Thunder Bridge II, Thunder Bridge II Surviving Pubco, Inc. (“Surviving Pubco”), ADK LLC, and the other parties named therein, following the approval at the extraordinary general meeting of the shareholders of Thunder Bridge II held on June 9, 2021 (the “Special Meeting”).

We are headquartered in Aliso Viejo, California and a majority of our operations are based in the United States. We are a Delaware corporation that is a holding company for ADK LLC, a California limited liability company. ADK LLC is our primary operating entity, and its consolidated subsidiaries include its wholly-owned subsidiaries indie Services Corporation, indie LLC and indie City LLC, all California entities, Ay Dee Kay Limited, a private limited company incorporated under the laws of the United Kingdom, indie Semiconductor GmbH, a private limited liability company incorporated under the laws of Germany, indie Semiconductor Hungary, a limited liability company incorporated under the laws of Hungary, TeraXion Inc., a wholly-owned subsidiary incorporated under the laws of Canada, indie Semiconductor Japan, a wholly-owned subsidiary incorporated under the laws of Japan, indie Semiconductor Design Israel Ltd., a private limited company incorporated under the laws of Israel, and 50%-owned subsidiary, Wuxi indie Microelectronics Technology Co., Ltd., an entity in China controlled by ADK LLC, and its wholly-owned subsidiaries, indie Semiconductor HK, Ltd and Shanghai Ziying Microelectronics Co., Ltd.

As used in this Proxy Statement, unless otherwise noted or unless the context otherwise requires, the terms “we,” “us,” “indie” and the “Company” and similar references refer Ay Dee Kay LLC d/b/a indie Semiconductor and its consolidated subsidiaries. Throughout this section, unless otherwise noted or unless the context otherwise requires, “Thunder Bridge II” refers to Thunder Bridge Acquisition II, Ltd. prior to the consummation of the Business Combination. The term “Board” refers to our Board of Directors.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) are available to stockholders at www.proxydocs.com/INDI. On or about May 3, 2022, we will begin mailing to all stockholders entitled to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on (a) how to access and review this Proxy Statement and the Annual Report via the Internet and (b) how to obtain printed copies of this Proxy Statement, the Annual Report and a proxy card. If you receive the Notice and you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 22, 2022:

The Notice of Annual Meeting, this Proxy Statement, proxy card and our Annual Report are available for viewing and downloading at www.proxydocs.com/INDI.

Voting Rights

We have two classes of common stock: Class A and Class V, which each has one vote per share. The Class A common stock and Class V common stock generally vote together as a single class on all matters submitted to a vote of stockholders, except as otherwise required by applicable law or our organizational documents.

The close of business on April 25, 2022 has been fixed as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, we had outstanding 116,946,311 shares of Class A common stock and 30,119,808 shares of Class V common stock. There are no cumulative voting rights in connection with the election of directors.

Quorum

For each proposal to be considered at the Annual Meeting, the holders of a majority of the outstanding shares entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. Both abstentions and “broker non-votes” (as described below) will be treated as present for purposes of determining a quorum.

Distinction Between Holding Shares as a Stockholder of Record and as a Beneficial Owner

Some of our stockholders hold their shares through a broker, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote your shares at the Annual Meeting, provided you have properly pre-registered for the meeting. If you hold unvested shares of restricted stock granted under our equity incentive plan, you will be deemed to be a stockholder of record of those shares.

Beneficial Owner. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote and you also are invited to attend the Annual Meeting. In order to attend the Annual Meeting, you will need to provide proof of ownership, which may be uploaded during the registration process. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will then need to upload the legal proxy during the registration process to attend the Annual Meeting in order to receive the virtual control number which will allow you to vote your shares at the Annual Meeting.

If you are not a stockholder of record, please understand that we do not know that you are a stockholder or how many shares you own.

Attendance at the Virtual Annual Meeting

The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.proxypush.com/INDI or clicking on the link provided in your invite, which will be delivered to you via email following registration. In order to participate in the Annual Meeting, you must register in advance at www.proxydocs.com/INDI by June 20, 2022 at 5:00 p.m., Pacific Time. Upon completing your registration, you will receive further instructions via email, including your unique link and password that will allow you access to the meeting and to submit questions during the meeting.

To access the Annual Meeting, you will need the event password that will be provided after registration. If you are a holder of record and you have misplaced your virtual control number or event password, please refer to the trouble shooting directing contained in the link provided to you upon completing the registration process, as well as the link sent to you the day of the meeting.

We encourage you to access the Annual Meeting before the start time of 9:00 a.m., Pacific Time, on June 22, 2022. Please allow ample time for online check-in, which will begin at 8:30 a.m., Pacific Time, on June 22, 2022.

Stockholders who participate in the virtual Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.

By conducting our Annual Meeting completely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater access to those stockholders who want to attend, especially in light of the ongoing COVID-19 pandemic and related social distancing requirements and recommendations, and improve our ability to communicate more effectively with our stockholders during the meeting.

Voting Methods

The procedures for voting are as follows:

Stockholder of Record. If you are a stockholder of record, you may vote in person at the virtual Annual Meeting, vote by proxy using a proxy card, vote by proxy over the telephone, or vote by proxy via the internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote in person, even if you have already voted by proxy. The vote you cast in person will supersede any previous votes that you may have submitted.

•By Mail: To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•Via the Internet: To vote through the internet, go to www.proxypush.com/INDI and follow the on-screen instructions. To be counted, your internet vote must be received by 11:59 p.m., Pacific Time, on June 21, 2022.

•By Telephone: To vote by telephone, dial toll-free 1-866-498-6073 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card or voting instruction form. To be counted, your telephone vote must be received by 11:59 p.m., Pacific Time, on June 21, 2022.

•In Person: To vote in person, attend and vote at the virtual Annual Meeting via the link provided following registration (you will need the virtual control number included on your proxy card to vote during the meeting).

Beneficial Owner. If you are a beneficial owner of shares registered in the name of your broker, trustee, or other nominee, you should have received a notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in that notice to ensure that your vote is counted. In order to attend the Annual Meeting, you will need to provide proof of ownership, which may be uploaded during the registration process. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will then need to upload the legal proxy during the registration process in order to receive the virtual control number which will allow you to vote your shares at the Annual Meeting. If you have properly submitted a legal proxy, you may vote at the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email to vote during the meeting).

Voting Requirements

At the Annual Meeting, stockholders will consider and act upon (1) the election of three Class I directors for terms expiring at the 2025 Annual Meeting of Stockholders, (2) the approval of the amendment to the Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder, (3) the approval of the indie Semiconductor, Inc.

Employee Stock Purchase Plan, (4) ratification of the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022, and (5) such other business as may properly come before the Annual Meeting.

With regard to Proposal One (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Nominating and Corporate Governance Committee of the Board, and all nominees are current directors. The election of directors requires a plurality of the votes cast, and the three nominees receiving the greatest number of votes will be elected. Abstentions and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal One.

With regard to Proposal Two (Amendment to Equity Incentive Plan), the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal is required to approve the amendment to the Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder. Votes that are withheld and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal Two.

With regard to Proposal Three (Approval of the ESPP), the affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve the ESPP. Abstentions and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal Three.

With regard to Proposal Four (Auditor Ratification), the affirmative vote of a majority of the votes cast affirmatively or negatively is required to ratify the selection of KPMG LLP (“KPMG”) as our Independent Registered public Accounting Firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes (as descirbed below) on this matter. We are not required to obtain the approval of our stockholders to select our Independent Registered Public Accounting Firm. However, if our stockholders do not ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2022, the Audit Committee of the Board will reconsider its selection.

Treatment of Voting Instructions

If you provide specific voting instructions, then your shares will be voted as instructed.

If you hold your shares as the stockholder of record and submit a proxy without giving specific voting instructions, then your shares will be voted in accordance with the recommendations of our Board. Our Board recommends voting “FOR” all nominees listed in Proposal One, “FOR” the approval of the amendment to the Equity Incentive Plan in Proposal Two, “FOR” the approval of the ESPP in Proposal Three, “FOR” the ratification of KPMG as our Independent Registered Public Accounting Firm for the year ended December 31, 2022 in Proposal Four and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. if any other matter is properly presented for action at the Annual Meeting, the persons identified as having the authority to vote the proxies will vote on such matters in their own discretion.

If you hold your shares through a broker, trustee or other nominee (i.e. in "street name"), you may have granted to your broker, trustee, or other nominee discretionary voting authority over your account. Your broker, trustee, or other nominee may be able to vote your shares depending on the terms of the agreement you have with your broker, trustee, or other nominee.

Under applicable stock exchange rules, if you hold your shares in street name through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held in street name on non-routine matters unless the broker receives voting instructions from the street name holder. Proposal Four (Auditor Ratification) is considered routine, while each of the other proposals to be submitted to a vote of stockholders at the annual meeting is considered non-routine. Accordingly, if you hold your shares of common stock in street name through a brokerage account and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote on Proposal Four at the annual meeting, but will not be permitted to vote your shares on any of the other proposals at the annual meeting. If your broker exercises this discretion, your shares will be counted as present for determining the presence of a quorum at the annual meeting and will be voted on Proposal Four in the manner directed by your broker, but your shares will constitute “broker non-votes” on each of the other items at the annual meeting.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting a later proxy via the internet or by telephone, (iii) properly submitting a duly executed proxy bearing a later date, or (iv) voting your shares at the virtual Annual Meeting.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, then you must follow the specific instructions provided to you by your broker, trustee, or other nominee to change or revoke any instructions you have already provided to your broker, trustee, or other nominee.

Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

Availability of Proxy Materials

Under rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. Instead of mailing printed copies of the proxy materials to our stockholders, we are mailing the Notice to instruct stockholders on how to access and review the Proxy Statement and Annual Report over the Internet at www.proxydocs.com/INDI. The Notice also instructs stockholders on how they may submit their proxy over the Internet or via phone. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting these materials.

Costs of Proxy Solicitation

indie will bear the expense of preparing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mails, proxies may be solicited by our officers, directors and employees, in person or by telephone, e-mail or facsimile transmission. Our officers, directors and employees will receive no additional compensation for any such solicitations. We also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting by proxy will help to avoid additional expense.

Emerging Growth Company Status

We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1.07 billion or more; (ii) December 31, 2024; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Our Board is divided into three classes, each serving staggered, three-year terms:

•our Class I directors are Ichiro Aoki, Jeffrey Owens, and Sonalee Parekh and their current terms expire at this year’s Annual Meeting;
•our Class II directors are Diane Biagianti, Diane Brink and Karl-Thomas Neumann and their current terms expire at the 2023 Annual Meeting of Stockholders; and
•our Class III directors are David Aldrich, Donald McClymont and Peter Kight and their current terms expire at the 2024 Annual Meeting of Stockholders.

Action will be taken at the Annual Meeting for the election of three Class I directors. Dr. Aoki, Mr. Owens and Ms. Parekh, the nominees listed below, are currently directors of the Company and each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Each director elected at the Annual Meeting will serve until the 2025 Annual Meeting and until their successor is elected and qualified. Proxies can be voted for only three nominees.

The Board has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if any nominee is unable for any reason or unwilling for good cause to serve at the time of the Annual Meeting, then the proxies may be voted in accordance with the discretion of the named proxies “FOR” a substitute nominee selected by our Board or our Board may reduce the number of directors on the Board.

The name, age as of the record date, principal occupation for the last five years, selected biographical information and period of service as a director of indie of the nominees for election as directors and for the continuing directors are set forth below.

Class I Nominees for Election for Terms Expiring at the 2025 Annual Meeting of Stockholders

Dr. Ichiro Aoki, age 56, serves as indie’s President and as a member of the Board of Directors. He works closely with indie’s executive team and Board to create, update and manage execution of indie’s strategies and technical roadmaps. Prior to co-founding indie in 2012, Dr. Aoki was a co-founder, Board Member and Chief Architect of Axiom Microdevices, which was subsequently sold to Skyworks Solutions. Previously, Dr. Aoki founded and served as co-CEO of PST Eletronica Ltd. in Brazil, which was later sold to Stoneridge, Inc. Dr. Aoki has developed 35 patents worldwide and has authored numerous IEEE papers, two of them having over 400 citations. He is fluent in Japanese, Portuguese and English. Dr. Aoki holds a Ph.D. and Masters in Electrical Engineering from the California Institute of Technology and a Bachelor of Science in Electrical Engineering from the University of Campinas, Sao Paulo, Brazil. He serves as a California Institute of Technology Electrical Engineering Advisory Council Member and is also a Scientific Advisory Board Member with the California Institute of Technology Space-based Solar Power Project. Dr. Aoki’s extensive knowledge of technology and indie’s products qualifies him for membership on our Board.

Jeffrey Owens, age 66, has been our director since our Business Combination and is a retired automotive technology executive. He served as Executive Vice President and CTO of Delphi Automotive PLC, until his retirement in 2017. During his over 40-year career at Delphi, Mr. Owens served in a variety of technology, engineering and operating leadership roles, including as President of Delphi’s Electronics and Safety Division and President of Delphi Asia Pacific. Mr. Owens also has served as a director of Rogers Corporation (NYSE: ROG) since 2017 and previously served a director of Cypress Semiconductor Corporation from 2017 to 2020. Mr. Owens serves on the Board of Trustees for Kettering University, including as past Chairman. Mr. Owens brings to the Board deep experience as a technology and operating executive of a global automotive technology company, which qualifies him for membership on our board.

Sonalee Parekh, age 48, has been our director since our Business Combination and is the Senior Vice President of Corporate Development and Investor Relations at Hewlett Packard Enterprise (“HPE”), a Fortune 500 technology company with approximately $30 billion in revenues. She has held that position since October 2019. As Senior Vice President. of Corporate Development, Ms. Parekh is responsible for corporate strategy, mergers and acquisitions, strategic investments, business integration and performance management. In her role as Senior Vice President of Investor Relations, Ms. Parekh works directly with many of the world’s largest institutional investors and asset managers and leads HPE’s quarterly earnings process and socially responsible investing strategy. Prior to HPE, Ms. Parekh held senior leadership roles at several global investment banks, including Goldman Sachs, Barclays Capital and Jefferies International. From July 2016 to April 2019, Ms. Parekh was a Managing Director at Jefferies International, and from July 2014 to July 2016 she was an

Executive Director at the Royal Bank of Canada. She currently serves as a board advisor to Bidstack Group. Ms. Parekh earned a Bachelor of Commerce from McGill University. Ms. Parekh’s experience with operations, management and strategic planning for large global organizations qualifies her for membership on our Board.

Class II Directors Continuing in Office until the 2023 Annual Meeting of Stockholders

Diane Biagianti, age 59, has been our director since April 2022 and has served since 2020 as senior vice president and general counsel for Glaukos Corporation (NYSE:GKOS), a publicly-traded medical technology and pharmaceutical company. From 2011 to 2020, Ms. Biagianti was Chief Responsibility Officer for Edwards Lifesciences, a global leader in patient-focused medical innovations for structural heart disease and critical care and surgical monitoring, where she was responsible for global ethics and compliance, corporate sustainability and information security. From 2009 to 2011, she served as division vice president, legal section head, upon Abbot Laboratories’ acquisition of Advanced Medical Optics, and from 2002 to 2009, she was served in various leadership positions at Advanced Medical Optics, including senior vice president and general counsel. From 1997 to 2002, she served as vice president and assistant general counsel for Experian Information Solutions, Inc. She has also worked as a labor and employment attorney for O’Melveny & Myers LLP and a senior accountant for M.J. Seby & Associates, Ltd., CPAs. Ms. Biagianti earned a juris doctorate from Cornell University and a bachelor’s degree in business administration from the University of Arizona. Ms. Biagianti’s legal and senior management experience with public technology companies qualifies her for membership on our Board.

Diane Brink, age 63, has been our director since our Business Combination and is currently an Independent Director for Belden Inc. (NYSE: BDC), where she chairs both the Nominating and Corporate Governance Committee and the Cybersecurity Committee. Ms. Brink is also a Senior Fellow and Adjunct Professor at the Kellogg School of Management, Kellogg Markets and Customers Initiative, Northwestern University. Diane retired from IBM in February 2015 after a successful 35-year career. She served as IBM’s Chief Marketing Officer for Global Technology Services (“GTS”) from September 2008 to January 2015. Her market-centric approach led to the redesign of the legacy infrastructure services business to a cloud-based, analytics driven services model, establishing market leadership in cloud computing, security, resiliency, and mobility. Ms. Brink has held a variety of senior leadership positions, including leading World Wide Integrated Marketing Communications, managing, promoting and generating demand for the IBM brand. Her leadership in advancing the digital transformation of IBM through digital marketing, social media and e-commerce enabled new revenue sources, new methods of client engagement, and new approaches to sales and marketing. She was Vice President of Marketing and Strategy for IBM Americas, Vice President of Distribution Channels Management, Systems Group and General Manager, IBM Middle Markets, Midwest. In addition to her public company board roles, she has board experience with nonprofit industry institutions including the Association of National Advertisers (“ANA”), the Advanced Energy Research & Technology Center (“AERTC”), and the Iona Preparatory School. Ms. Brink currently serves on the Dean’s Council for the College of Engineering & Applied Sciences at Stony Brook University. She is a Governance Fellow with the National Association of Corporate Directors (“NACD”). Ms. Brink holds an MBA in Finance from Fordham University and a BS in Computer Science from Stony Brook University. Ms. Brink’s extensive experience leading, advising and managing public companies qualifies her for membership on our Board.

Dr. Karl-Thomas Neumann, age 60, has been our director since our Business Combination and has been the CEO and Founder of KTN Investment and Consulting since March 2018. From April 2018 to June 2019, he held a management position at Canoo Inc., an electric vehicles company, where his responsibilities included technology and marketing. From March 2013 to March 2018 he was Executive Vice President & President Europe for General Motors Company, where he was also a member of the GM Executive Committee. Dr. Neumann was previously with Volkswagen AG, where he was CEO and Vice President of Volkswagen Group China in Beijing from September 2010 to August 2012. Prior to that he held a number of management positions at Volkswagen, beginning in 1999 as Head of Research and Director of Electronics Strategy. From 2004 to 2009, Dr. Neumann was a member of the Executive Board at German automotive supplier Continental AG, responsible for the Automotive Systems Division. From August 2008 to September 2009, he was Chairman of the Executive Board of Continental AG. In December 2009, he returned to Volkswagen AG and took over company-wide responsibility for electric propulsion. Since March 2019, he has served as a member of the board of directors of South Korea based Hyundai-Mobis where he serves on the audit committee, the compensation committee and the nominating and corporate governance committee. Dr. Karl-Thomas Neumann holds a Ph.D. in Microelectronics from the University of Duisburg, Germany, as well as a diploma in Electrical Engineering from the University of Dortmund, Germany. He began his professional career at the Fraunhofer Institute as a research engineer before moving to Motorola Semiconductor, where he worked as an engineer and strategy director responsible for the automobile industry. Dr. Neumann’s deep experience with tech and automotive companies and strategic and operational insights qualify him for service on our Board.

Class III Directors Continuing in Office until the 2024 Annual Meeting of Stockholders

David Aldrich, age 64, has been our Chairman since our Business Combination and was Chairman of the Board of Skyworks Solutions, Inc., a position he held between 2014 and 2018. Mr. Aldrich also served as Executive Chairman of Skyworks from May 2016 to May 2018. Prior to his appointment as Executive Chairman, Mr. Aldrich had served as Chief Executive Officer of Skyworks since its formation in 2002 via a merger between Alpha Industries and Conexant Systems’ wireless business. Before the creation of Skyworks, he served as President and CEO of Alpha Industries, a position he held since April 2000. He joined Alpha Industries in 1995 as Vice President and Chief Financial Officer and held various management positions in the ensuing years, including President and Chief Operating Officer. Prior to this, he held senior management positions at Adams-Russell and M/A-COM. Mr. Aldrich received a Bachelor of Arts in Political Science from Providence College and a Master’s in Business Administration from the University of Rhode Island. In 2004, he was named Ernst & Young New England Entrepreneur of the Year in the Semiconductor category. In 2014, he was named CEO of the Year by the Massachusetts Technology Leadership Council. In addition, Mr. Aldrich is a board member of Belden (NYSE: BDC), a publicly traded provider of end-to-end signal transmission solutions. Mr. Aldrich’s leadership and management experience as well as his service on boards of directors of public companies qualify him for membership on our Board.

Donald McClymont, age 53, serves as indie’s Chief Executive Officer and is responsible for formulating its strategic vision, ensuring execution of business plans and creating shareholder value. Mr. McClymont also serves on indie’s Board of Directors. Prior to co-founding indie in 2012, he was Vice President of Marketing at Axiom Microdevices, tasked with driving company strategy, developing sales engagements and building key industry partnerships. Prior to Axiom, he was a Product Line Director at Skyworks Solutions/Conexant and a Marketing Manager at Fujitsu. Previously, he was with Thesys (now X-FAB/Melexis), and Wolfson (now Cirrus Logic), as a design engineer. Mr. McClymont holds five patents worldwide and earned a Masters in Engineering Electronics and Electrical from the University of Glasgow. Mr. McClymont’s technical knowledge and his unique understanding of indie Semiconductor’s technology and operations qualify him for membership on our Board.

Peter J. Kight, age 65, has been our director since our Business Combination and served as senior special advisor to Thunder Bridge II. Since 2020, he has been a senior special advisor of Thunder Bridge Capital Partners III Inc. From 2018 to 2019, he was a director of Thunder Bridge Acquisition, Ltd. (NASDAQ: TBRG), a blank check company which in July 2019 consummated its initial business combination with Hawk Parent Holdings, LLC, or Repay, an omnichannel payments technology provider; upon such consummation, Mr. Kight remained with the combined company, Repay Holdings Corporation (NASDAQ: RPAY) as chairman of the board of directors. Previously, he was the founder, chairman and CEO of CheckFree (Nasdaq: CKFR), a provider of financial services technology, from 1981 until it was acquired by Fiserv (Nasdaq: FISV) in 2007. He also served as director and vice chairman (2007 to 2010) of Fiserv until 2012. Prior to CheckFree, Mr. Kight was co-chairman, managing partner and senior advisor at Comvest Partners. He is a board member of Bill.com Holdings, Inc. (NYSE: BILL), a provider of software that digitizes and automates back-office financial operations. Mr. Kight previously served on the boards of directors of Blackbaud (NASDAQ: BLKB), a supplier of software and services specifically designed for nonprofit organizations, from 2014 to 2020, Huntington Bancshares Incorporated (NASDAQ: HBAN), a regional bank holding company, from 2012 to 2020, Akamai Technologies, Inc. (NASDAQ GS: AKAM), distributor of computing solutions and services, from 2004 to 2012, and Manhattan Associates, Inc., (NASDAQ: MANH) a provider of supply chain planning and execution solutions, from 2007 to 2011. Mr. Kight holds more than a dozen patents and publications for electronic banking and payment systems. Mr. Kight’s technical knowledge and extensive experience managing and advising developing and growing companies and experience with public companies qualify him for membership on our Board.

Required Vote and Recommendation of the Board for Proposal One

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. The three nominees receiving the most FOR votes among votes properly cast at the Annual Meeting will be elected to the Board as Class I directors. You may vote FOR or WITHHOLD on each nominee for election as director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal One FOR the election of Dr. Aoki, Mr. Owens and Ms. Parekh to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class I director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote “FOR” all nominees listed in Proposal One for election to serve a three-year term on the Board.

EXECUTIVE OFFICERS OF INDIE
Our executive officers are appointed annually and serve at the pleasure of the Board. The following sets forth the name, age as of the record date, position(s) with indie and selected biographical information for our executive officers. The biographies of Messrs. McClymont and Aoki are provided above under “Proposal One: Election of Directors.”

Name	Age	Position
Donald McClymont	53	Chief Executive Officer and Director
Ichiro Aoki	56	President and Director
Thomas Schiller	51	Chief Financial Officer and EVP of Strategy
Scott Kee	45	Chief Technology Officer
Steven Machuga	57	Chief Operating Officer

Thomas Schiller serves as indie’s Chief Financial Officer and Executive Vice President of Strategy. In this role, he leads all corporate financing, reporting, investor relations, treasury, tax, as well as merger and acquisition activities. Prior to joining indie in October 2019, Mr. Schiller was Vice President of Marketing at Marvell Semiconductor, from February to October 2019. From July 2002 to February 2019, he was Vice President of Strategy and Corporate Development at Skyworks Solutions. He earned a Masters of Business Administration from the University of Southern California with specialization in Entrepreneurship and Finance, and holds a Bachelor of Arts in Social Sciences with emphasis in Economics and Political Science from the University of California, Irvine. In addition, Mr. Schiller has completed executive education programs at the University of California, Los Angeles and at Suffolk University, Boston.

Dr. Scott Kee is indie’s Chief Technology Officer with responsibility for all strategic product development and roadmap alignment. Prior to co-founding indie, Dr. Kee was Chief Technology Officer at Axiom Microdevices, another company he co-founded, which was subsequently sold to Skyworks Solutions. Dr. Kee has developed 35 patents worldwide. He earned his Ph.D. in Electrical and Electronics Engineering from the California Institute of Technology, and holds a Bachelor of Science in Electrical and Electronics Engineering from the University of Delaware.

Steven Machuga has been indie’s Chief Operating Officer since March 2021. He has over 30 years of experience in electronics and semiconductor development and high-volume operations management of the entire supply chain. Prior to joining indie, he was Vice President, Worldwide Operations at Skyworks Solutions since 2016. Prior to that, he was Vice President, External Manufacturing Operations & Engineering at Skyworks from 2006. He holds a Masters in Chemical Engineering and Materials Science from the University of Minnesota and a Bachelor of Science in Chemical Engineering, from the University of Connecticut. He holds six U.S. patents and three European patents.

CORPORATE GOVERNANCE

We have established corporate governance practices designed to serve the best interests of indie and our stockholders. We are in compliance with the current corporate governance requirements imposed by the rules and regulations of the SEC and the listing standards of The Nasdaq Stock Market (“Nasdaq”). Our current Code of Ethics and charters for the standing committees of the Board are available on our investor website at investors.indiesemi.com under the heading “Governance.”
Set forth below is information regarding the meetings of the Board during 2021, a description of the Board’s standing committees and additional information about our corporate governance policies and procedures.

Committees and Meetings of the Board

Board Composition. Our business affairs are managed under the direction of the Board. The Board consists of nine members, seven of whom qualify as independent within the meaning of the corporate governance listing rules of the Nasdaq Stock Market (“Nasdaq”).

Our Board is divided into three staggered classes of directors. At each annual meeting of its stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Our certificate of incorporation and bylaws provide that the number of directors on our Board may be changed from time to time by a resolution of our Board. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. The classification of our Board may have the effect of delaying or preventing changes in control of us.

There are no family relationships among any of our directors or officers.

Meetings of the Board. The Board met four times between the closing of the Business Combination and December 31, 2021. During that period, each of the incumbent directors attended at least 75% of the aggregate number of meetings held by the Board and by each of the committees on which such director served.

Board Committees. Our Board has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.

Audit Committee. The Audit Committee operates under a written charter, a copy of which is available on our investor website at investors.indiesemi.com under the heading “Governance.” The committee is responsible for, among other things:

•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing our policies on and overseeing risk assessment and risk management, including enterprise risk management;
•reviewing the adequacy and effectiveness of internal control policies and procedures and our disclosure controls and procedures;
•reviewing and approving related person transactions; and
•approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Audit Committee met four times between the closing of the Business Combination and December 31, 2021. The current members of the Audit Committee are David Aldrich, Jeffrey Owens and Sonalee Parekh. Sonalee Parekh serves as Chairman of the Audit Committee. Each of the members of our Audit Committee satisfy the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of Nasdaq. The Board has determined that Ms. Parekh is an “Audit Committee financial expert,” as that term is defined in SEC rules.

Compensation Committee. The Compensation Committee operates under a written charter, a copy of which is available on our investor website at investors.indiesemi.com under the heading “Governance.” The committee is responsible for, among other things:

•reviewing, approving and determining the compensation of our officers and key employees;
•evaluate compensation, including equity awards, to directors for service on the board of directors or any committee thereof and recommend to the full Board the appropriate level of compensation;
•administering our equity compensation plans;
•reviewing, approving and making recommendations to the board of directors regarding incentive compensation and equity compensation plans; and
•establishing and reviewing general policies relating to compensation and benefits of our employees.

The Compensation Committee met four times between the closing of the Business Combination and December 31, 2021. The current members of the Compensation Committee are David Aldrich, Karl-Thomas Neumann, Diane Brink and Sonalee Parekh. David Aldrich serves as Chairman of the Compensation Committee. Each of the members of our Compensation Committee meet the requirements for independence under the under the applicable rules and regulations of the SEC and rules of Nasdaq. For more information on the Compensation Committee, see “Corporate Governance Policies - Consideration and Determination of Executive and Director Compensation.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on our investor website at investors.indiesemi.com under the heading “Governance.” The committee is responsible for, among other things:

•identifying, evaluating and selecting, or making recommendations to the board of directors regarding, nominees for election to the board of directors and its committees;
•evaluating the performance of the board of directors and of individual directors;
•considering, and making recommendations to the board of directors regarding, the composition of the board of directors and its committees;
•reviewing developments in corporate governance practices;
•evaluating the adequacy of the corporate governance practices and reporting; and
•developing, and making recommendations to the board of directors regarding, corporate governance guidelines and matters.

In evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Nominating and Corporate Governance Committee evaluates all factors that it deems appropriate, including the number of current directors. It also takes into account specific characteristics and expertise that it believes will enhance the diversity of knowledge, expertise, background and personal characteristics of our Board. Each director is expected to be an individual of high character, mature judgment and integrity. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers matters relating to the retirement of members, including term limits or age limits, as well as the director’s past attendance at meetings, participation in and contributions to the activities of the Board and indie and other qualifications and characteristics set forth in the committee’s charter.

The Nominating and Corporate Governance Committee may engage a third party to conduct or assist with this evaluation. Ultimately, the Nominating and Corporate Governance Committee seeks to recommend to our Board those nominees whose specific qualities, experience and expertise will augment the current Board’s composition and whose past experience evidences that they will: (i) dedicate sufficient time, energy and attention to ensure the diligent performance of Board duties; (ii) comply with the duties and responsibilities set forth in our bylaws; (iii) comply with all duties of care, loyalty and confidentiality applicable to them as directors of publicly traded corporations organized in Delaware; and (iv) adhere to our Code of Ethics.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board as a whole. The committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional background, education, skill and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the committee’s goal of creating a Board that best serves the needs of the company and the interests of its stockholders.

The Nominating and Corporate Governance Committee will also consider recommendations of qualified nominees by stockholders on a substantially similar basis as it considers other nominees. If any stockholder wishes to recommend candidates directly to our Nominating and Corporate Governance Committee, such stockholder may do so by sending timely notice to the Secretary together with information about the director candidate and the stockholder making the recommendation that would otherwise be required by the terms of our bylaws if the stockholder was nominating the individual for election to our Board. To be timely, a stockholder’s notice shall be delivered to the Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. The Nominating and Corporate Governance Committee may also request additional information concerning the director candidate that it deems reasonably required to determine the eligibility and qualification of the director candidate to serve on the Board.

The Nominating and Corporate Governance Committee met two times between the closing of the Business Combination and December 31, 2021. The current members of the Nominating and Corporate Governance Committee are Diane Brink, Diane Biagianti and Peter J. Kight. Diane Brink serves as Chairman of the Nominating and Corporate Governance Committee. Each of the members of the Nominating and Corporate Governance Committee meet the requirements for independence under the applicable rules of Nasdaq.

Board Composition and Director Qualifications

We believe our Directors possess the appropriate range and depth of expertise and experience to effectively oversee the Corporation’s operations, risk and long-term strategy. The following Board Diversity Matrix and Board Profile provide a high-level overview of certain personal characteristics, backgrounds, skills and experience of Directors serving as of the date of this Proxy Statement.

Board Diversity Matrix
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	0	0
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	5
Two or More Races or Ethnicities	1
LGBTQ+
Did Not Disclose Demographic Background

Director Independence

Our Class A common stock is listed on Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of Nasdaq. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the Compensation Committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of the independence of each director and considered whether each of our directors has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we have determined that Messrs. Aldrich, Kight, Neumann, and Owens, and Ms. Biagianti, Ms. Brink and Ms. Parekh are considered “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act. Messrs. Aoki and McClymont are not considered independent.

Corporate Governance Policies

In addition to corporate governance matters described throughout this Proxy Statement, some additional information about our corporate governance policies and procedures is set forth below:

Code of Ethics. Our Code of Ethics, which we refer to as the “Code of Ethics,” applies to all of our directors, officers and employees. The Code of Ethics is available on our investor website at investors.indiesemi.com under the heading “Governance.” We intend to post any amendments to or any waivers from a provision of our Code of Ethics on our website.

Risk Management and Board Risk Oversight. indie’s management is responsible for day-to-day risk management of the company, subject to oversight by the Board and its committees with regard to the major risks inherent in our business, including strategic, regulatory, compliance, operational, financial, reputational and cybersecurity risks, and the efforts of management to address and mitigate such risks.

The Board receives regular reports concerning our risk assessment and risk management from the Audit Committee, which meets periodically with our independent auditors, with our General Counsel and with management, to discuss the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures. In addition to receiving regular reports from the Audit Committee related to financial risk exposures, the Board also reviews information regarding other risks through regular reports of its other committees, including information regarding compensation related risk from the Compensation Committee, and governance related risk from the Nominating and Corporate Governance Committee.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks that we face.

Consideration and Determination of Executive and Director Compensation. The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. In establishing executive officer compensation, the Compensation Committee uses objective evaluation of each executives’ performance and responsibilities, the Chief Executive Officer’s recommendations on the performance of his executive team and overall company performance in its decision making process. In addition, the Compensation Committee has engaged Aon's Human Capital Solutions practice ("Aon"), an independent compensation consultant to advise regarding the status of indie’s executive officer compensation relative to market competitive practices at comparable benchmark companies. Aon does not provide any additional services to us other than its work advising the Compensation Committee with respect to executive officer compensation, and the Compensation Committee does not believe Aon’s work has raised any conflict of interest.

Management plays a significant role in the executive compensation-setting process. The most significant aspects of management’s role are:

•evaluating employee performance;
•preparing information for Compensation Committee meetings;
•establishing business performance targets and objectives;
•providing background information regarding indie’s strategic objectives; and
•recommending salary and incentive levels and equity awards.

From time to time, the Compensation Committee may invite to its meetings any director, member of management and such other persons as it deems appropriate in order to carry out its responsibilities. Typically, the Compensation Committee reviews the performance of indie's Chief Executive Officer and makes recommendations on compensation levels, and indie's Chief Executive Officer reviews the performance of senior management team and makes recommendation on their compensation levels. The General Counsel advises the committee on legal matters and prepares documents for the committee’s consideration. In addition, these officers answer questions posed by the committee. Also, the Board has delegated authority to indie’s Chief Executive Officer to grant equity awards to employees other than executive officers, subject to certain parameters.

Restrictions on Short Sales or Speculative Transactions by All Directors and Employees. The Board believes that it is undesirable for our directors, officers and employees to engage in hedging or speculative transactions that may put the personal gain of the insider in conflict with the best interests of the Company and our securityholders or otherwise give the appearance of impropriety. Therefore, directors, officers, and employees of indie and its affiliates, whether or not in possession of material non-public information, are generally prohibited from: (i) trading in options, warrants, puts and calls or similar instruments on our securities on margin, and (ii) selling our securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery).

Committee Authority to Retain Independent Advisors. The charter of each of the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee provides that the committee has the authority to retain independent advisors, counsel, experts and consultants, with all fees and expenses paid by indie.

Board Leadership Structure. Our current Board leadership structure separates the positions of Chief Executive Officer and Chairman of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board, is primarily responsible for our operations and strategic direction, while our Board Chairman, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board believes that this is the most appropriate structure at this time but will make future determinations regarding whether or not to separate the roles of Chair and Chief Executive Officer based on then-current circumstances.

Director Attendance at Annual Meetings of Stockholders. Directors are encouraged, but not required, to attend our annual stockholder meetings.

Communications with Directors. Stockholders who would like to send communications to our Board may do so by submitting such communications to our Secretary at indie Semiconductor, Inc., 32 Journey, Aliso Viejo, California 92656. Stockholders may direct such communications to the Chair, any other individual director or the Board as a group. We suggest, but do not require, that such submissions include the name and contact information of the stockholder making the submission and a description of the matter that is the subject of the communication. Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, our Board requests that certain items which are unrelated to the duties and responsibilities of the Board be excluded. The Secretary will not forward to the Board junk mail, job inquiries, business solicitations, offensive or otherwise inappropriate materials.

REPORT OF AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of indie’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee operates under a written charter, a copy of which is available on the “Investors” page of our website, www.indiesemi.com, under the “Governance” tab. This report reviews the actions taken by the Audit Committee with regard to our financial reporting process during fiscal 2021 and particularly with regard to the audited consolidated financial statements as of December 31, 2021 and December 31, 2020 and for the three years ended December 31, 2021.

The Audit Committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.

Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met four times during the year ended December 31, 2021, all of which were conducted following the closing of the Business Combination.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 31, 2021 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Sonalee Parekh, Chairman
David Aldrich
Jeffrey Owens

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation programs for our named executive officers (identified below). This discussion may contain forward- looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the existing and currently planned programs summarized or referred to in this discussion.

We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as we are an emerging growth company. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act.

Donald McClymont was our principal executive officer for the entirety of fiscal 2021 and fiscal 2020. Our two most highly compensated executive officers that were serving in such capacity at the end of fiscal year 2021 (other than Mr. McClymont) were Ellen Bancroft and Steve Machuga, and we have also voluntarily elected to provide compensation information for certain of our other executive officers.

Therefore, for the fiscal year ended December 31, 2021, our named executive officers were:

•Donald McClymont, Chief Executive Officer;
•Ichiro Aoki, President;
•Thomas Schiller, Chief Financial Officer and Executive Vice President of Strategy;
•Scott Kee, Chief Technology Officer;
•Steven Machuga, Chief Operating Officer; and
•Ellen Bancroft, General Counsel and Secretary
Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary		Bonus	Stock Awards (1)		All Other Compensation(2)	Total
Donald McClymont	2021	$220,000		—	—		$34,886	$254,886
Chief Executive Officer	2020	$220,000		—	—		$15,422	$235,422

Ichiro Aoki	2021	$200,000		—	—		$16,080	$216,080
President	2020	$200,000		—	—		$3,509	$203,509

Thomas Schiller	2021	$300,000		—	—		$47,358	$347,358
Chief Financial Officer and Executive Vice President of Strategy	2020	$300,000		—	$6,081,900		$21,344	$6,403,244

Scott Kee	2021	$200,000		—	—		$11,204	$211,204
Chief Technology Officer	2020	$200,000		—	—		$3,509	$203,509

Steve Machuga	2021	$316,250	(3)	—	$3,965,708	(5)	$40,801	$4,322,759
Chief Operating Officer

Ellen Bancroft	2021	$225,000	(4)	—	$1,902,000	(5)	$235,269	$2,362,269
General Counsel and Secretary
____________
(1)The fair value of these awards represents the estimated grant date fair value of the stock awards as determined under the provisions of FASB Accounting Standard Codification Topic 718. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized from the stock awards. The assumptions made in computing the estimated fair value of such stock awards are discussed in Note 17 to the Consolidated Financial Statements included in our 2021 Annual Report.
(2)Amount consists of Company matching contributions under the 401(k) Plan in the amount of $8,800, $0, $11,200, $0, $7,950 and $7,833 for Messrs. McClymont, Aoki, Schiller, Kee and Machuga and Ms. Bancroft, respectively. Each of such officer also was provided with Armadacare, which is an executive medical cost reimbursement program, which program costs $6,780, $3,839, $10,302 $3,550, $0 and $6,862 for Messrs. McClymont, Aoki, Schiller, Kee and Machuga and Ms. Bancroft, respectively, which was paid for by the Company. Each of such officer also was provided with health, dental and life insurance premiums, which was paid by the Company, $19,378, $12,241, $25,856, $7,654, $32,851 and $20,573, for Messrs. McClymont, Aoki, Schiller, Kee and Machuga and Ms. Bancroft, respectively. Ms. Bancroft was provided with a one-time signing bonus of $200,000 in connection with the closing of the Business Combination.
(3)Mr. Steven Machuga’s service as our Chief Operating Officer commenced in January 2021, and as a result, his salary was prorated based on an annual balance of $330,000.
(4)Ms. Bancroft’s service as our General Counsel commenced in April 2021, and as a result, her salary was prorated based on an annual balance of $300,000.

Narrative Disclosure to Summary Executive Compensation Table

The following is a brief description of the compensation arrangements we have with each of our named executive officers and other compensation paid to our named executive officers.

Employment Arrangements with Named Executive Officers

None of the named executive officers had an employment agreement with us during fiscal 2021 and fiscal 2020. We intend to enter into employment agreements with each of our current executive officers on mutually acceptable terms in 2022.

Equity Incentive Plan

The 2021 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) is a comprehensive incentive compensation plan that was adopted in June 2021 under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the Equity Incentive Plan is to help us attract, motivate and retain such persons with awards under the Equity Incentive Plan and thereby enhance shareholder value.

Administration.    The Equity Incentive Plan is administered by the compensation committee of our board of directors, which consists of three members of our board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “independent” for purposes of Nasdaq requirements. If a member of the compensation committee is eligible to receive an award under the Equity Incentive Plan, such compensation committee member shall have no authority under the plan with respect to his or her own award. Among other things, the compensation committee has complete discretion, subject to the express limits of the Equity Incentive Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the Equity Incentive Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the Equity Incentive Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), unless such award is structured to be exempt from or comply with all requirements of Code Section 409A.

Grant of Awards; Shares Available for Awards.    The Equity Incentive Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and consultants of the Company or its affiliates. The aggregate number of shares of Class A common stock ("Common Stock" or "common stock") reserved and available for grant and issuance under the Equity Incentive Plan is 10,368,750, which will increase to 20,868,760 shares if stockholders approve the share increase under the Equity Incentive Plan contained in Proposal Two. No more than 10,368,750 shares of common stock in the aggregate may be issued under the Equity Incentive Plan in connection with incentive stock options. Shares shall be deemed to have been issued under the Equity Incentive Plan solely to the extent actually issued and delivered pursuant to an award. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the Equity Incentive Plan.

The Equity Incentive Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it was adopted by our board of directors. The board of directors in its discretion may terminate the Equity Incentive Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Equity Incentive Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Stock Options.    The Equity Incentive Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”).

Stock options may be granted on such terms and conditions as the compensation committee may determine, which shall be specified in the option agreement; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock or that of a parent or subsidiary).

ISOs may only be granted to employees. In addition, the aggregate fair market value of common stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

No ISO shall be granted to an employee if, at the time the ISO is granted, such employee owns shares possessing more than ten percent (10%) of our total combined voting power, unless (i) at the time such ISO is granted the option price is at least one hundred ten percent (110%) of the fair market value of the shares subject to the ISO, and (ii) such ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant.

No ISO shall be granted more than ten (10) years from the earlier of the effective date of the Equity Incentive Plan or the date on which the Equity Incentive Plan was approved by the Thunder Bridge II shareholders.

Stock Appreciation Rights.    A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. The compensation committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the compensation committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. SARs may be granted in tandem with, or independently of, stock options granted under the Equity Incentive Plan. A SAR granted in tandem with a stock option: (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

Performance Shares and Performance Unit Awards.   Performance share and performance unit awards entitle the participant to receive cash or shares of common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The compensation committee shall set forth in the applicable award agreement the performance goals and objectives and the period of time to which such goals and objectives shall apply. If such goals and objectives are achieved, such distribution of shares, or payment in cash, as the case may be, shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Distribution Equivalent Right Awards.   A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award (but not an option or SAR award) under the Equity Incentive Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award. The compensation committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares, or is to be entitled to choose among such alternatives.

Restricted Stock Awards.    A restricted stock award is a grant or sale of common stock to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the compensation committee or the board of directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the compensation committee or the board of directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the compensation committee or the board of directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards.    A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The compensation committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of a share of common stock, or one share of common stock, as determined in the sole discretion of the compensation committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A. A restricted stock unit shall not constitute an equity interest in the Company and shall not entitle the holder to voting rights, dividends or any other rights associated with ownership of shares prior to the time the holder shall receive a distribution of shares.

Unrestricted Stock Awards.   An unrestricted stock award is a grant or sale of shares of our common stock to the employees, non-employee directors or non-employee consultants that are not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to us or an affiliate or for other valid consideration.

Change-in-Control Provisions.    The compensation committee may, in its sole discretion, at the time an award is granted or at any time prior to, coincident with or after the time of a change in control, cause any award either (i) to be cancelled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of common stock in the change in control over the per share exercise, base or purchase price of such award, which may be paid immediately or over the vesting schedule of the award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such change in control; (iii) to have its time periods accelerated, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an award so that any award to a holder whose employment has been terminated as a result of a change in control may be vested, exercised, paid or distributed in full on or before a date fixed by the compensation committee; (iv) to be purchased from a holder whose employment has been terminated as a result of a change in control, upon the holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or (v) terminate any then outstanding award or make any other adjustment to the awards then outstanding as the compensation committee deems necessary or appropriate to reflect such transaction or change. The number of shares subject to any award shall be rounded to the nearest whole number.

Amendment and Termination.   The compensation committee may adopt, amend and rescind rules relating to the administration of the Equity Incentive Plan, and amend, suspend or terminate the Equity Incentive Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the Equity Incentive Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

Grants

In August 2021, indie awarded an aggregate of 3,437,188 restricted stock units, which generally vest in four equal annual installments.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth outstanding equity awards held by each of our named executive officers as of December 31, 2021.

Name and Principal Position	Grant Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Donald McClymont	12/31/2013	—	$—	—	$—	(1)
Chief Executive Officer

Ichiro Aoki	12/31/2013	—	$—	—	$—	(1)
President

Thomas Schiller	8/13/2020	331,283	$3,972,087	—	$—	(2)(5)
Chief Financial Officer and Executive Vice President of Strategy	8/13/2020	—	$—	—	$—	(5)
	8/13/2020	333,600	$3,999,864	—	$—	(3)(5)
	8/13/2020	166,800	$1,999,932	—	$—	(4)(5)
	8/13/2020	—	$—	—	$—	(5)

Scott Kee	12/31/2013	—	$—	—	$—	(1)
Chief Technology Officer

Steve Machuga	1/13/2021	417,004	$4,999,878	—	$—	(2)(5)
Chief Operating Officer

Ellen Bancroft	4/1/2021	200,000	$2,398,000	—	$—	(2)(5)
General Counsel and Secretary
____________
(1)As of December 31, 2021, all shares previously granted to Messrs. McClymont, Aoki and Kee were fully vested.
(2)Units vest as to 25% of the shares on the anniversary of the grant date and thereafter vests as to the remaining 75% of the shares monthly in equal installments over a three year period.
(3)Units vest in their entirety upon the Company’s achievement of at least $150,000,000 in trailing twelve-month revenue.
(4)Units vest in their entirety upon the Company’s achievement of at least $50,000,000 in trailing twelve-month revenue.
(5)The fair value of this award represents the valuation of the Class A common stock of indie Semiconductor, Inc. as of December 31, 2021 per a market close price of $11.99 per share.

2021 Director Compensation

The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to each director for all services rendered in all capacities to our company, or any of its subsidiaries, for the last fiscal year.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
David Aldrich	$56,250	$713,250	$769,500
Diane Brink	56,250	713,250	769,500
Peter Kight	56,250	713,250	769,500
Karl-Thomas Neumann	56,250	713,250	769,500
Jeffrey Owens	56,250	713,250	769,500
Sonalee Parekh	56,250	713,250	769,500
William Woodward (3)	56,250	713,250	769,500

(1) Under our director cash compensation plan adopted effective June 10, 2021 and subsequently amended from time to time, our non-employee directors are each paid an annual retainer of $75,000. All of our directors commenced their role on the board on June 10, 2021, and as a result, their annual retainers were prorated based on an annual balance of $75,000.
(2) On August 18, 2021, each non-employee director received a grant of 75,000 shares of restricted stock units that had a grant date fair value of $713,250. The fair value of these awards represents the estimated grant date fair value of the stock awards as determined under the provisions of FASB Accounting Standard Codification Topic 718. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized from the stock awards. The assumptions made in computing the estimated fair value of such stock awards are discussed in Note 17 to the Consolidated Financial Statements included in our 2021 Annual Report.The restricted stock units vest in three equal annual installments beginning June 10, 2022. As of December 31, 2021, each non-employee director held 75,000 unvested restricted stock units.
(3) Effective March 28, 2022, Mr. Woodward resigned as a member of our board of directors and nominating and corporate governance committee. His decision to step down from the board did not involve any disagreement with us on any matter relating to our operations, policies or practices.

Risks Related to Compensation Policies and Practices

The Compensation Committee regularly monitors and considers whether our overall compensation programs, including our executive compensation program, create incentives for employees to take excessive or unreasonable risks that could materially harm our company. Although risk-taking is a necessary part of any business, the Compensation Committee focuses on aligning our compensation policies with our long-term interests and avoiding short-term rewards for management decisions that could pose long-term risks to us. We believe our 2021 compensation programs do not create risks that are reasonably likely to have a material adverse effect on our company.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number of shares of common stock subject to outstanding awards and the number of shares remaining available for future award grants as of December 31, 2021 under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted‑average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)(2)
Equity compensation plan approved by security holders	6,671,507	$—	6,311,665
Equity compensation plans not approved by security holders	1,450,081	$0.20	—
Totals	8,121,588	$0.04	6,311,665

(1) Outstanding shares under equity compensation plan approved by security holders represents total equity awards issued under equity plans before the Business Combination and the 2021 Equity Incentive Plan that are in the form of restricted stock units or similar forms. Outstanding shares under equity compensation plans not approved by security holders represent the TeraXion option assumed by the Company as a result of the acquisition of TERAXION INC. on October 12, 2021.
(2) Of the aggregate number of shares that remained available for future issuance, all were available under the Equity Incentive Plan and may be used for any type of award authorized under the Equity Incentive Plan. This table does not reflect the 10,500,000 additional shares that will be available under the Equity Incentive Plan if shareholders approve Proposal Two.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

The following table sets forth information regarding the beneficial ownership of our common stock by:

•each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Class A common stock and Class V common stock;
•each of our named executive officers and directors; and
•all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all Class A common stock and Class V common stock that they beneficially own, subject to applicable community property laws.

Subject to the paragraph above, the percentage ownership of common stock is based on 116,946,311 shares of our Class A common stock and 30,119,808 shares of our Class V common stock deemed issued and outstanding as of April 25, 2022. Of the 116,946,311 shares of our Class A common stock deemed issued and outstanding as of April 25, 2022, 2,769,096 of such shares are the 1,725,000 Sponsor Escrow Shares and 1,044,095 of such shares are restricted shares of Class A common stock that are issued and are considered beneficially owned as of April 25, 2022 because such shares carry voting rights even though they are subject to forfeiture. The beneficial ownership information below excludes the shares underlying outstanding warrants, any shares issued upon the achievement of the earn-out in the Business Combination after April 25, 2022, and shares subject to outstanding grants or awards under the Equity Incentive Plan, except to the extent they are exercisable by the holder within 60 days of April 25, 2022 (in which case they are deemed outstanding for purposes of computing the beneficial ownership of the person holdings such securities, but are not deemed outstanding for purposes of computing the beneficial ownership of any other person).

Unless otherwise noted, the business address of each of the following entities or individuals is 32 Journey, Aliso Viejo, California 92656.

Name and Address of Beneficial Owner	Shares of Class A Common Stock	Shares of Class V Common Stock(1)	% of Total Common Stock(2)
Donald McClymont	669	6,301,506	4.3%
Ichiro Aoki	669	5,689,362	3.6%
Thomas Schiller(3)	1,814,011	—	1.2%
Scott Kee	669	5,559,514	3.8%
Steve Machuga(4)	190,875	—	*
Ellen Bancroft	31,947	—	*
David Aldrich	—	—	—
Diane Brink	—	—	—
Peter Kight(5)	1,000,000	—	*
Karl-Thomas Neumann(6)	440,375	—	*
Jeffrey Owens	—	—	—
Sonalee Parekh	—	—	—
Diane Biagianti	—	—	—%
All Executive Officers and Directors as a Group (12 persons):	3,479,215	17,550,382	14.3%

Greater than Five Percent Holders:
Anthem/MIC Strategic Partners LP(7)	13,428,297	—	9.1%
Walden CEL Global Fund I, L.P.(8)	11,074,996	—	7.5%
Gary Simanson(9)	9,225,000	—	6.3%
Thunder Bridge Acquisition II, LLC(10)	8,625,000		5.9%
Bison Capital Partners IV, L.P.(11)	766,590	8,489,975	6.3%
Cezanne Investments Ltd(12)	8,023,072	—	5.5%
____________
*Represents less than 1% of the total voting power.
(1)Holders owns Post-Merger indie Units and a corresponding number of shares of Class V common stock and will be entitled to one vote per share of Class V common stock. Subject to the terms of the Exchange Agreement, the Post-Merger indie Units are initially exchangeable for shares of Class A common stock on a one-for-one basis from and after December 10, 2021. Upon such exchange, the corresponding shares of Class V common stock will be cancelled.
(2)Represents the combined percentage of beneficial ownership of Class A common stock and Class V common stock, which vote together as a single class.
(3)Includes 286,110 restricted shares subject to vesting conditions.
(4)Includes 52,125 restricted shares subject to vesting conditions.
(5)Includes 1,000,000 Class A common shares acquired in the PIPE Financing. Does not include Mr. Kight’s indirect pecuniary interest in certain of the shares of Class A common stock held by the Sponsor (which is expected to be 1,000,000 additional shares of Class A common stock). Mr. Kight currently has no voting or dispositive control of such shares, but such interest is expected to become a direct interest upon the ultimate distribution of those shares from Sponsor to its members, including Mr. Kight.
(6)Includes 330,128 restricted shares subject to vesting conditions.
(7)Consists of 13,428,297 shares held of record by Anthem/MIC Strategic Partners LP (“ASP”). Mr. Woodward, a former director of our Company, may be deemed to beneficially own the shares held by ASP as he is the managing member of Anthem Strategic Capital LLC, which is the general partner of ASP. Mr. Woodward disclaims beneficial ownership of the shares of ASP except to the extent of his beneficial interest therein. The address of ASP is 225 Arizona Street, Suite 200, Santa Monica, CA 90401.
(8)Consists of shares issued in the Business Combination and held of record by Walden CEL Global Fund I, L.P. (“Walden”). Walden CEL Global Fund GP (I) LTD is the general partner of Walden and has sole voting and disposition over such shares. The address of Walden is 2550 Hanover Street, Palo Alto, CA 94304.
(9)Interests shown includes 8,625,000 sponsor shares held by the Sponsor (including the 3,450,000 Sponsor Escrow Shares), 500,000 shares of Class A common stock acquired by Thunder Bridge Capital LLC in the PIPE Financing and 100,000 shares owned directly by Mr. Gary Simanson according to a Form 4 filed on August 14, 2019. Mr. Simanson may be deemed to beneficially own shares held by the Sponsor by virtue of his control over the Sponsor as its managing member. Mr. Simanson disclaims beneficial ownership of the shares held by the Sponsor other than to the extent of his pecuniary interest in such shares. Pursuant to the Sponsor Letter Agreement, at any time subsequent to the closing of the Business Combination, the Sponsor may liquidate and distribute the shares of Class A common stock (including rights to the Sponsor Escrow Shares) among its members in accordance with its operating agreement, subject to the escrow. Following this dissolution, Mr. Simanson will have the authority to act on behalf of the Sponsor’s members in respect of all of the Sponsor Escrow Shares (subject to an escrow agreement, in releasing from escrow or otherwise disposing of the Sponsor Escrow Shares). While the Sponsor Escrow Shares are held in escrow, the Sponsor’s members will have full ownership rights to the Sponsor Escrow Shares, including voting rights, but any earnings or proceeds from the Sponsor Escrow Shares will be retained in the escrow account, and neither the Sponsor’s members nor Mr. Simanson following the Sponsor dissolution will have the right to transfer the Sponsor Escrow Shares. Mr. Simanson is deemed to beneficially own shares held by Thunder Bridge Capital LLC by virtue of his control over Thunder Bridge Capital LLC as its managing member.
(10)Interests shown includes 8,625,000 shares held by the Sponsor (including the 3,450,000 Sponsor Escrow Shares). Mr. Simanson may be deemed to beneficially own shares held by the Sponsor by virtue of his control over the Sponsor as its managing member. Mr. Simanson disclaims beneficial ownership of the shares held by the Sponsor other than to the extent of his pecuniary interest in such shares. Pursuant to the Sponsor Letter Agreement, at any time subsequent to the closing of the Business Combination, the Sponsor may liquidate and distribute the shares of Class A common stock (including rights to the Sponsor Escrow Shares) among its members in accordance with its operating agreement, subject to the escrow. Following this dissolution, Mr. Simanson will have the authority to act on behalf of the Sponsor’s members in respect of all of the Sponsor Escrow Shares (subject to an escrow agreement, in releasing from escrow or otherwise disposing of the Sponsor Escrow Shares). While the Sponsor Escrow Shares are held in escrow, the Sponsor’s members will have full ownership rights to the Sponsor Escrow Shares, including voting rights, but any earnings or proceeds from the Sponsor Escrow Shares will be retained in the escrow account, and neither the Sponsor’s members nor Mr. Simanson following the Sponsor dissolution will have the right to transfer the Sponsor Escrow Shares.
(11)According to a Schedule 13G filed with the SEC on October 20, 2021 (“Bison 13G”), consists of shares held of record by Bison Capital Partners IV, L.P. (“Bison”). Bison Capital Partners IV GP, L.P. (“Bison IV GP”), is the general partner of Bison. Bison Capital Partners GP LLC (“Ultimate GP”), is the general partner of Bison IV GP. Bison, Bison IV GP and Ultimate GP share voting and dispositive power over these shares. Excludes Post-Merger indie Units, and also excludes Earn-out Shares issuable to Bison as an additional earn-out payment in connection with the Business Combination. According to the Bison 13G, Douglas Trussler, Yee-Ping Chu, Lou Caballero, Peter MacDonald and Andreas Hildebrand control Bison, Bison IV GP and Ultimate GP. Each of these individuals is employed by Bison Capital Asset Management, LLC, which is in the business of providing management services to Ultimate GP and its affiliates. Each of these individuals disclaims beneficial ownership in our securities held by Bison. The address of Bison, Bison IV GP and Ultimate GP is c/o Bison Capital Asset Management, LLC, 233 Wilshire Boulevard, Suite 425, Santa Monica, California 90401.
(12)Consists of 8,023,068 shares of Class A common stock issued to Cezanne Investments Ltd as consideration for the Business Combination. Renato Portella has voting and dispositive power over the shares. The address of Cezanne Investments Ltd is Morgan & Morgan Building, Pasea Estate, Road Town, Tortola, The British Virgin Islands.

Changes in Control

There are no arrangements, known to indie, including any pledge by any person of securities of indie or any of its parents, the operation of which may at a subsequent date result in a change in control of indie.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner during the year ended December 31, 2021.

RELATED PARTY TRANSACTIONS

Exchange Agreement

Concurrently with the completion of the Business Combination, Surviving Pubco entered into an Exchange Agreement with certain holders of Post-Merger indie Units, including three of our founders, Messrs. Aoki, McClymont and Kee, which provides for the exchange of such holders’ Post-Merger indie Units into shares of our Class A common stock.

Exchange Mechanics

Upon the later of December 10, 2021 and the second anniversary of the grant of such holder’s Post-Merger indie Units may, from time to time thereafter, exchange all or any portion of their Post-Merger indie Units for shares of our Class A common stock by delivering a written notice to us; provided, that we may, in our sole and absolute discretion, in lieu of delivering shares of Class A common stock for any Post-Merger indie Units surrendered for exchange, pay an amount in cash per Post-Merger indie Unit equal to the volume weighted average price of the Class A common stock on the date of the receipt of the written notice of the exchange. Certain holders of Post-Merger indie Units that hold Class B Units of ADK LLC will not be able to exchange their units under the Exchange Agreement until the later of six months from the closing of the Business Combination or the second anniversary of the most recent Class B Unit award.

Exchange Ratio

The initial exchange ratio was one Post-Merger indie Unit for one share of Class A common stock. The exchange ratio will be adjusted for any subdivision (split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Post-Merger indie Units that is not accompanied by an identical subdivision or combination of the Class A common stock or, by any such subdivision or combination of the Class A common stock that is not accompanied by an identical subdivision or combination of the Post-Merger indie Units. If our Class A common stock is converted or changed into another security, securities or other property, on any subsequent exchange an exchanging holder of Post-Merger indie Units will be entitled to receive such security, securities or other property. The exchange ratio will also adjust in certain circumstances when we acquire Post-Merger indie Units other than through an exchange for shares of Class A common stock.

Restrictions on Exchange

We may refuse to effect an exchange if we determine that an exchange would violate applicable law (including securities laws). We may also limit the rights of holders of Post-Merger indie Units to exchange their Post-Merger indie Units under the Exchange Agreement if we determine in good faith that such restrictions are necessary so that we will not be treated as a “publicly traded partnership” under applicable tax laws and regulations. In addition, holders of Post-Merger indie Units that hold Class B Units of ADK LLC will not be able to exchange their units under the Exchange Agreement until the later of six months from the closing of the Business Combination or the second anniversary of the most recent Class B Unit award.

Expenses

The Company and each holder of Post-Merger indie Units will bear its own expense regarding the exchange except that we will be responsible for transfer taxes, stamp taxes and similar duties (unless the holder has requested the shares of Class A common stock to be issued in the name of another holder).

Tax Receivable Agreement

Concurrently with the completion of the Business Combination, Surviving Pubco entered into the Tax Receivable Agreement with certain indie Equity Holders.

Holders of Post-Merger indie Units that are party to the Exchange Agreement (other than the Company) may, subject to certain conditions, from and after the six-month anniversary of the date of the completion of the Business Combination, exchange their Post-Merger indie Units for shares of our Class A common stock on a one-for-one basis, subject to the terms of the Exchange Agreement, including in certain cases, adjustments as set forth therein. We intend to have in effect an election under Section 754 of the Code for each taxable year in which an exchange of Post-Merger indie Units for shares of Class A common stock occurs, which we expect will result in increases to the tax basis of ADK LLC’s assets at the time of an exchange of Post-Merger indie Units. The exchanges are expected to result in increases in the tax basis of ADK LLC’s tangible and intangible assets. These increases in tax basis may reduce the amount of tax that we would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

The Tax Receivable Agreement provides for the payment by us to exchanging holders of Post-Merger indie Units of 85% of the tax benefits, if any, that we realize (or in certain cases are deemed to realize) as a result of these increases in tax basis and certain tax attributes of the ADK Blocker Group (as defined in the MTA) and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. This payment obligation is an obligation of us and not of ADK LLC. For purposes of the Tax Receivable Agreement, the cash tax savings in income tax will be computed by comparing our actual income tax liability (calculated with certain assumptions) to the amount of such taxes that we would have been required to pay had there been no increase (or decrease) to the tax basis of the assets of ADK LLC as a result of the exchanges and had we not entered into the Tax Receivable Agreement. Such increase or decrease will be calculated under the Tax Receivable Agreement without regard to any transfers of Post-Merger indie Units or distributions with respect to Post-Merger indie Units before the exchange under the Exchange Agreement.

The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless we exercise our right to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits of the Tax Receivable Agreement is otherwise accelerated (as described in more detail below). Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:

•the timing of exchanges — for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of ADK LLC at the time of each exchange;
•the price of shares of our Class A common stock at the time of each exchange — the increase in any tax deductions, as well as the tax basis increase in other assets of ADK LLC, is directly proportional to the price of shares of our Class A common stock at the time of each exchange;
•the extent to which such exchanges are taxable — if an exchange is not taxable for any reason, increased deductions will not be available; and
•the amount and timing of our income — we will be required to pay 85% of tax benefits as and when realized, under the terms of the Tax Receivable Agreement. Except as discussed below with respect to a material breach of a material obligation under the Tax Receivable Agreement, a change of control, or other circumstances requiring an early termination of the tax receivable agreement, if we do not have taxable income, we generally will not be required to make payments under the Tax Receivable Agreement for that taxable year because no tax benefits will have actually been realized. However, any tax benefits that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in payments under the Tax Receivables Agreement.

We anticipate that we will account for the effects of these increases in tax basis and associated payments under the Tax Receivable Agreement arising from future exchanges as follows:

•we will record an increase in deferred tax assets for the estimated income tax effects of the increases in tax basis based on enacted federal and state tax rates at the date of the exchange;
•to the extent we estimate that we will not realize the full benefit represented by the deferred tax asset, based on an analysis that will consider, among other things, our expectation of future earnings, we will reduce the deferred tax asset with a valuation allowance;
•we will record the estimated realizable tax benefit (which is the recorded deferred tax asset less any recorded valuation allowance) as an increase to the liability due under the Tax Receivable Agreement; and
•all of the effects of changes in any of our estimates after the date of the exchange will be included in net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.

We expect that, as a result of the size of the increases in the tax basis of the tangible and intangible assets of ADK LLC, the payments that we may make under the Tax Receivable Agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax savings that we realize in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to us by ADK LLC are not sufficient to permit us to make payments under the Tax Receivable Agreement after we have paid taxes. Late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to LIBOR plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by holders of Post-Merger indie Units. The rights of each party under the Tax Receivable Agreement other than us are assignable.

In addition, the Tax Receivable Agreement provides that, if we materially breach any of our obligations under the Tax Receivable Agreement or if certain mergers, asset sales, other forms of business combination, or other changes of control were to occur, our (or our successor’s) obligations with respect to exchanged or acquired Post-Merger indie Units (whether exchanged or acquired before or after such transaction) would be based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the Tax Receivable Agreement.

Furthermore, we may elect to terminate the Tax Receivable Agreement early by making an immediate payment equal to the present value of the anticipated future cash tax savings. In determining such anticipated future cash tax savings, the Tax Receivable Agreement includes several assumptions, including (i) that any Post-Merger indie Units that have not been exchanged are deemed exchanged for the market value of the shares of our Class A common stock at the time of termination, (ii) we will have sufficient taxable income in each future taxable year to fully realize all potential tax savings, (iii) the tax rates for future years will be those specified in the law as in effect at the time of termination and (iv) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings are discounted at a rate equal to LIBOR plus 100 basis points. If we were to elect to terminate the Tax Receivable Agreement at the current time, we estimate that we would be required to pay approximately $97 million to satisfy our total Tax Receivable Agreement liability.

As a result of the change of control provisions and the early termination right, we could be required to make payments under the Tax Receivable Agreement that are greater than or less than the actual cash tax savings that we realize in respect of the tax attributes subject to the Tax Receivable Agreement. In these situations, our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.

Decisions made by us in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the Tax Receivable Agreement.

Payments under the Tax Receivable Agreement are based on the tax reporting positions that we will determine. We will not be reimbursed for any payments previously made under the Tax Receivable Agreement if a tax item is successfully challenged by the IRS. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of our cash tax savings.

Amended Operating Agreement

Concurrently with the completion of the Business Combination, the existing amended and restated limited liability company agreement of ADK LLC was further amended and restated in its entirety to become the Amended Operating Agreement. Below is a summary of some of the provisions of the Amended Operating Agreement.

Rights of the Units

The Post-Merger indie Units are entitled to share in the profits and losses of ADK LLC and to receive distributions as and if declared by the managing member of ADK LLC and no voting rights.

Management

The Company, as the manager of ADK LLC, has the sole vote on all matters that require a vote of members under the Amended Operating Agreement or applicable law. The business, property and affairs of ADK LLC are managed solely by the manager.

Distributions

The Company, as managing member of ADK LLC may, in its sole discretion, authorize distributions to the ADK LLC members. All such distributions will be made pro rata in accordance with each member’s interest in ADK LLC.

The Amended Operating Agreement provides for cash distributions, which we refer to as “tax distributions,” to the holders of Post-Merger indie Units if we, as the sole manager of ADK LLC, reasonably determine that a holder, by reason of holding Post-Merger indie Units, will incur an income tax liability. Generally, these tax distributions will be computed based on our estimate of the net taxable income of ADK LLC multiplied by an assumed tax rate equal to the highest effective marginal combined United States federal, state and local income tax rate prescribed for a corporate resident in California (taking into account the non-deductibility of certain expenses and the character of our income).

Upon the liquidation or winding up of ADK LLC, all net proceeds thereof will be distributed one hundred percent (100%) to the holders of Post-Merger indie Units, pro rata based on their percentage interests.

Transfer Restrictions

The Amended Operating Agreement contains restrictions on transfers of units and requires the prior consent of the manager for such transfers, except, in each case, for (i) certain transfers to permitted transferees under certain conditions and (ii) exchanges of Post-Merger indie Units for our Class A common stock pursuant to the Exchange Agreement as described below.

Sponsor Letter Agreement

Simultaneously with the execution of the MTA, the Sponsor entered into a letter agreement with Thunder Bridge II and ADK LLC (the “Sponsor Letter Agreement”), pursuant to which at the closing of the Business Combination the Sponsor deposited with Continental Stock Transfer and Trust, as escrow agent (the “Sponsor Escrow Agent”), the Sponsor Escrow Shares, along with any earnings or proceeds thereon. At any time subsequent to the closing of the Business Combination, the Sponsor may liquidate pursuant to its organizational documents and distribute the rights to the Escrow Shares among its members in accordance with its operating agreement, subject to the escrow restrictions. Following this dissolution, Gary Simanson, the managing member of the Sponsor, will have the authority to act on behalf of the Sponsor’s members, subject to the escrow agreement, in releasing from escrow or otherwise disposing of the Escrow Shares. While the Escrow Shares are held in escrow, the Sponsor’s members have full ownership rights to the Escrow Shares, including voting rights, but any earnings or proceeds from the Escrow Shares will be retained in the escrow account, and neither the Sponsor’s members nor Mr. Simanson following the Sponsor dissolution will have the right to transfer the Escrow Shares.

Release Escrow Shares

Fifty percent of the Escrow Shares was to be released from escrow to the Sponsor (along with any related earnings and proceeds) if at any time prior to December 31, 2027 the closing price of shares of our Class A common stock (or any successor equity security) on the principal exchange on which such securities are then listed or quoted will have been at or above $12.50 for 20 trading days over a 30 trading day period (subject to equitable adjustment for stock splits, stock dividends, reorganizations or extra ordinary dividends). Such condition was satisfied on November 9, 2021. 100% of the remaining Escrow Shares will vest and be released from escrow to the Sponsor (along with any related earnings and proceeds) if at any time prior to December 31, 2027 the closing price of shares of our Class A common stock (or any successor equity security) on the principal exchange on which such securities are then listed or quoted will have been at or above $15.00 for 20 trading days over a 30 trading day period (subject to equitable adjustment for stock splits, stock dividends, reorganizations or extra ordinary dividends).

Additionally, all of the Escrow Shares will vest and be released from escrow to the Sponsor (along with any related earnings and proceeds) if prior to December 31, 2027, (i) we engage in a going private transaction or otherwise ceases to be subject to reporting obligations under Sections 13 or 15(d) of the Exchange Act, (ii) shares of Class A common stock or successor securities cease to be listed on a national securities exchange other than due to a violation of (x) minimum exchange listing requirements (including minimum round lot holder requirements), unless such failure is caused by an action or omission of us with the primary intent to cause, or that would reasonably be expected to cause, the delisting or (y) a minimum price per share requirement or (iii) there is a change of control of us.

In the event that the Escrow Shares (and related escrow property) are not released from escrow prior to December 31, 2027, they will be forfeited to us and cancelled.

Subscription Agreements

On December 14, 2020, Thunder Bridge II entered into Subscription Agreements with PIPE Investors, including Peter Kight, a member of our Board of Directors and an affiliate of the Sponsor, pursuant to which Thunder Bridge II agreed to issue and sell to the PIPE Investors an aggregate of 15,000,000 of Thunder Bridge II Class A ordinary shares, at a price of $10.00 per Class A ordinary share, simultaneously with or immediately prior to tthe closing of the Business Combination. Upon the Business Combination, the shares issued pursuant to the PIPE Financing were automatically exchanged for 15,000,000 shares of our Class A common stock.

On July 2, 2021, pursuant to the Subscription Agreements, we filed with the SEC (at our sole cost and expense) a registration statement registering the resale of the PIPE Shares, which was declared effective by the SEC on July 13, 2021.

Registration Rights Agreements

On the closing of the Business Combination, Surviving Pubco entered into a registration rights agreement, dated as of the closing date, with Mr. McClymont, Mr. Aoki, Mr. Schiller, Bison Capital Partners IV, L.P., and certain other indie Equity Holders, pursuant to which Surviving Pubco has agreed to register for resale under the Securities Act shares of Class A common stock issued to such parties as consideration in connection with the Business Combination, and to provide such parties with certain rights relating to the registration of the securities held by them.

In addition, pursuant to the Purchase Agreement, dated August 27, 2021, among indie, indie’s acquisition subsidiary and the stockholders of TeraXion, Inc., indie agreed to file with the SEC a Registration Statement on Form S-1 to register for resale the shares of Class A common stock issued to such stockholders in the TeraXion acquisition.

Other Transactions

Simultaneously with the consummation of the Business Combination, the Sponsor converted $1,500,000 principal amount of working capital promissory notes issued to it by Thunder Bridge II warrants to purchase 1,500,000 shares of our Class A common stock at pursuant to the terms of such notes. The terms of the sponsor warrants are substantially the same as the private placement warrants.

Statement of Policy Regarding Transactions with Related Persons

We have adopted a formal written policy providing that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related person transaction with us without the approval of our Audit Committee. For this purpose, a related person transaction is defined as any any transaction in which we are a participant, the amount involved in the transaction exceeds $120,000 and such person or entity has a direct or indirect material interest in the transaction.

Indemnification of Directors and Officers

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). In addition, our Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. In addition, we have entered into indemnification agreements with each of our directors and executive officers, to provide indemnification and reimbursement of expenses to the fullest extent permitted by law. The Company has entered into indemnification agreements with each of its officers and directors, which provide indemnification and advancement/reimbursement of expenses to the fullest extent permitted by law.

AUDITOR FEES

The following table shows the fees for professional services rendered by KPMG for the audit of our annual financial statements for the year ended December 31, 2021, and fees billed for other services rendered by KPMG during those periods. There were no audit fees for the year ended December 31, 2020 for indie Semiconductor, Inc.

	2021	2020
Audit Fees(1)	$1,779,382	$—
Audit-Related Fees(2)	8,011	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$1,787,393	$—
____________
(1)Audit Fees. Audit Fees consist of fees for professional services rendered for the audits of our annual consolidated financial statements, reviews of unaudited condensed consolidated quarterly financial statements, and consent procedures required in connection with our Form S-1 Registration Statements, Form S-4 and Form S-4/A Registration Statements.
(2)Audit-Related Fees. Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”
(3)Tax Fees. Tax Fees consist of fees for professional services rendered with respect to federal and state tax compliance and tax advice. This can include preparation of tax returns, claims for refunds, payment planning, and tax law interpretation.
(4)All Other Fees. All Other Fees consist of fees for professional services or costs not otherwise reported in Audit Fees, Audit-Related Fees or Tax Fees. There were no other fees billed by KPMG for the years ended December 31, 2021.

All audit-related services, tax services and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

PROPOSAL TWO: APPROVAL OF AMENDMENT TO 2021 OMNIBUS EQUITY INCENTIVE PLAN

On April 25, 2022 our Board of Directors approved, subject to stockholder approval, an amendment to the indie Semiconductor, Inc. 2021 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance by an additional 10,500,000 shares, for an aggregate of 20,868,750 shares to be reserved (the “Equity Incentive Plan Amendment”). As of the record date, 14,697,176 shares remain available to be granted under the Equity Incentive Plan. Other than adding 10,500,000 additional shares for issuance, the Equity Incentive Plan will not be amended in any way under this Proposal Two.

Our Board believes that our future success depends on our ability to attract and retain talented employees, directors and officers and that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for our Company. The Board believes that equity awards motivate high levels of performance, more closely align the interests of employees, directors, officers and stockholders by giving employees, directors and officers an opportunity to hold an ownership stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company.

The following is a brief summary of the material terms of the Equity Incentive Plan Amendment; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Equity Incentive Plan. If the Equity Incentive Plan Amendment is approved, the maximum number of shares available for grant will be increased from 10,368,750 to 20,868,750 shares.

Summary of the Equity Incentive Plan Amendment

Administration. The Equity Incentive Plan is administered by the compensation committee of our board of directors, which consists of three members of our board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “independent” for purposes of Nasdaq requirements. If a member of the compensation committee is eligible to receive an award under the Equity Incentive Plan, such compensation committee member shall have no authority under the plan with respect to his or her own award. Among other things, the compensation committee has complete discretion, subject to the express limits of the Equity Incentive Plan, to determine the directors, employees and nonemployees consultants to be granted an award, the type of award to be granted, the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the Equity Incentive Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the Equity Incentive Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), unless such award is structured to be exempt from or comply with all requirements of Code Section 409A.

Grant of Awards; Shares Available for Awards. 10,368,750 shares of common stock were initially reserved for issuance under the Equity Incentive Plan. As of the record date, 4,197,176 shares remain available to be granted under the Equity Incentive Plan. If the Equity Incentive Plan Amendment is approved, an additional 10,500,000 shares of common stock will be available for issuance under the Equity Incentive Plan.

The Equity Incentive Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and consultants of the Company or its affiliates as well as to future employees hired organically and via acquisition. Shares shall be deemed to have been issued under the Equity Incentive Plan solely to the extent actually issued and delivered pursuant to an award. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the Equity Incentive Plan. The Equity Incentive Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it was adopted by our board of directors. The board of directors in its discretion may terminate the Equity Incentive Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Equity Incentive Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Stock Options. The Equity Incentive Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”).

Stock options may be granted on such terms and conditions as the compensation committee may determine, which shall be specified in the option agreement; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock or that of a parent or subsidiary).

ISOs may only be granted to employees. In addition, the aggregate fair market value of common stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

No ISO shall be granted to an employee if, at the time the ISO is granted, such employee owns shares possessing more than ten percent (10%) of our total combined voting power, unless (i) at the time such ISO is granted the option price is at least one hundred ten percent (110%) of the fair market value of the shares subject to the ISO, and (ii) such ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant.

No ISO shall be granted more than ten (10) years from the earlier of the effective date of the Equity Incentive Plan or the date on which the Equity Incentive Plan was approved by the Thunder Bridge II shareholders.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. The compensation committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the compensation committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. SARs may be granted in tandem with, or independently of, stock options granted under the Equity Incentive Plan. A SAR granted in tandem with a stock option: (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

Performance Shares and Performance Unit Awards. Performance share and performance unit awards entitle the participant to receive cash or shares of common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The compensation committee shall set forth in the applicable award agreement the performance goals and objectives and the period of time to which such goals and objectives shall apply. If such goals and objectives are achieved, such distribution of shares, or payment in cash, as the case may be, shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award (but not an option or SAR award) under the Equity Incentive Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award. The compensation committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares, or is to be entitled to choose among such alternatives.

Restricted Stock Awards. A restricted stock award is a grant or sale of common stock to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the compensation committee or the board of directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the compensation committee or the board of directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the compensation committee or the board of directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards. A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The compensation committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of a share of common stock, or one share of common stock, as determined in the sole discretion of the compensation committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A. A restricted stock unit shall not constitute an equity interest in the Company and shall not entitle the holder to voting rights, dividends or any other rights associated with ownership of shares prior to the time the holder shall receive a distribution of shares.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of our common stock to the employees, non-employee directors or non-employee consultants that are not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to us or an affiliate or for other valid consideration.

Change-in-Control Provisions. The compensation committee may, in its sole discretion, at the time an award is granted or at any time prior to, coincident with or after the time of a change in control, cause any award either (i) to be cancelled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of common stock in the change in control over the per share exercise, base or purchase price of such award, which may be paid immediately or over the vesting schedule of the award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such change in control; (iii) to have its time periods accelerated, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an award so that any award to a holder whose employment has been terminated as a result of a change in control may be vested, exercised, paid or distributed in full on or before a date fixed by the compensation committee; (iv) to be purchased from a holder whose employment has been terminated as a result of a change in control, upon the holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or (v) terminate any then outstanding award or make any other adjustment to the awards then outstanding as the compensation committee deems necessary or appropriate to reflect such transaction or change. The number of shares subject to any award shall be rounded to the nearest whole number.

Amendment and Termination. The compensation committee may adopt, amend and rescind rules relating to the administration of the Equity Incentive Plan, and amend, suspend or terminate the Equity Incentive Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the Equity Incentive Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

Certain U.S. Federal Income Tax Consequences of the Equity Incentive Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to us (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Equity Incentive Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares. This summary assumes that U.S. Participants will hold their shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Equity Incentive Plan, or ordinary shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Equity Incentive Plan or shares issued thereunder pursuant to the Equity Incentive Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and we will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and we generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and we generally will be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and we generally will be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. We generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

New Plan Benefits

We have not granted awards or committed to grant awards subject to stockholder approval of the Equity Incentive Plan Amendment to any individual or group of individuals. The grant of additional awards under the Equity Incentive Plan Amendment is subject to the discretion of the compensation committee from time to time.

Required Vote and Recommendation of the Board for Proposal Two

The affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal is required to approve the amendment to the Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder. Abstentions and a broker non-vote will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

The Board recommends a vote “FOR” the
Amendment to the Omnibus Equity Incentive Plan.

PROPOSAL THREE: APPROVAL OF THE INDIE SEMICONDUCTOR, INC. EMPLOYEE STOCK PURCHASE PLAN

General

Stockholders are being asked to approve the indie Semiconductor, Inc. Employee Stock Purchase Plan (the “ESPP”). A total of 2,500,000 shares of the Company’s Class A common stock (“Common Stock”) will be reserved for issuance under the ESPP, as described below under “Limits on Authorized Shares; Limits on Contributions.” Our Board of Directors has approved the ESPP, subject to stockholder approval at the Annual Meeting.

Under the ESPP, shares of the Company’s common stock will be available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company’s common stock at a discount during periodic offering periods. The ESPP will not be effective without stockholder approval.

The Board of Directors believes that the ESPP will help the Company retain and motivate eligible employees and will help further align the interests of eligible employees with those of the Company’s stockholders. The Company has not yet determined the timing of the initial offering period under the ESPP.

Summary Description of the ESPP

The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, which appears as Annex A to this Proxy Statement.

Purpose. The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of the Company’s common stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The ESPP is intended to further align employees and shareholders on value creation, provide an additional incentive to participating eligible employees to remain in the Company’s employ and to advance the best interests of the Company and those of the Company’s stockholders.

Operation of the ESPP. It is currently expected that the ESPP will operate in successive six-month periods referred to as “Offering Periods.” The ESPP administrator may change the duration of Offering Periods from time to time in advance of the applicable Offering Period, provided that no Offering Period may be shorter than three months or longer than 27 months. The ESPP administrator may also provide that an Offering Period will consist of multiple “purchase periods,” with a purchase of shares under the ESPP to occur at the end of each such purchase period. However, only one Offering Period may be in effect at any one time.

On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of the Company’s common stock. A participant must designate in the election the percentage of the participant’s compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. A participant generally may elect to terminate, but may not otherwise increase or decrease, his or her contributions to the ESPP during an Offering Period. Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted, or the last day of each purchase period for an Offering Period that consists of multiple purchase periods (each such date on which ESPP options are exercised is referred to as an “Exercise Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the Exercise Date by the Option Price for the applicable period. The determination of the Option Price for each Offering Period (or each purchase period within an Offering Period) will be established by the ESPP administrator in advance of the applicable period, except that in no event may the Option Price be lower than the lesser of (i) 85% of the fair market value of a share of the Company’s common stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of the Company’s common stock on the applicable Exercise Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price for the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the ESPP.

Eligibility. Only certain employees will be eligible to participate in the ESPP. To participate in an Offering Period, on the Grant Date of that period an individual must:

•be employed by the Company or one of its subsidiaries that has been designated as a participating subsidiary;
•be customarily employed for more than 20 hours per week; and
•be customarily employed for more than five months per calendar year.

We estimate that approximately 500 officers and employees of the Company and its subsidiaries (including all of the Company's named executive officers), would be eligible to participate in the ESPP if the plan were then in effect. As of April 25, 2022, the fair market value of a share of the Company's Common Stock as reported on the Nasdaq Stock Market was $6.99.

Limits on Authorized Shares; Limits on Contributions. If stockholders approve the ESPP, a maximum of 2,500,000 shares of the Company’s Common Stock will initially be available for delivery under the plan.

Participation in the ESPP is also subject to the following limits:

•A participant cannot contribute more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•A participant cannot purchase more than 3,000 shares of the Company’s common stock under the ESPP in any one Offering Period (subject to adjustment by the ESPP administrator for any Offering Period that is longer or shorter than six months).

•A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

•A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

We have the flexibility to change the 15%-contribution and the individual-share limit referred to above from time to time without stockholder approval. However, we cannot increase the aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Antidilution Adjustments. As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

Termination of Participation. A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant’s participation in the ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant is no longer scheduled to work more than 20 hours per week or five months per calendar year.

If a participant’s ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, the participant will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, the participant’s option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest. However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions. A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration. The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board of Directors has appointed the Compensation Committee of the Board of Directors as the administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans. The ESPP does not limit the ability of the Board of Directors or any committee of the Board of Directors to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Amendments. The Board of Directors generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable listing rules. The ESPP administrator also may, from time to time, without stockholder approval, designate those subsidiaries of the Company whose employees may participate in the ESPP and make certain other administrative changes as authorized by the plan. Participating Subsidiaries must be corporations and not limited liability companies.

Termination. No new Offering Periods will commence under the ESPP on or after December 31, 2032, unless the Board of Directors terminates the ESPP earlier. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased. If an event occurs in which the Company does not survive (or does not survive as a public company in respect of its common stock), subject to any provision made by the Board of Directors for the assumption or continuation of the options then outstanding under the ESPP, the Offering Period then in progress will be shortened and the outstanding options will automatically be exercised on a date established by the ESPP administrator that is not more than 10 days before the closing of the transaction.
Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and does not describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Grant Date), or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the Required Holding Period has been met. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Exercise Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Exercise Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of the Company’s common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant.

Required Vote and Recommendation of the Board for Proposal Three

The affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve the ESPP. Abstentions and a broker non-vote will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND SET FORTH IN ANNEX A HERETO.

PROPOSAL FOUR: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the Audit Committee’s selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG has served as our independent registered public accounting firm since 2017.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.

We expect that a representative of KPMG will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

The 2023 Annual Meeting of Stockholders is anticipated to be held in June 2023. Under Rule 14a-8 promulgated by the SEC under the Exchange Act, any proposal that a stockholder intends to be presented at the 2023 Annual Meeting via the proxy statement and form of proxy to be distributed by us in connection with the 2023 Annual Meeting, must be received by the Corporate Secretary of indie at our principal executive offices no later than the date that is 120 days prior to the date of this year's proxy statement was released to stockholders in connection with the Annual Meeting, or December 30, 2022. However, if the 2023 Annual Meeting is held on a date more than 30 days before or after June 22, 2023 (the anniversary date of the 2022 Annual Meeting), stockholder proposals for the 2023 Annual Meeting must be submitted a reasonable time before we begin to print and send our proxy materials. Stockholder proposals received after this date will be considered untimely under Rule 14a-8.

If a stockholder desires to bring before the meeting a director nomination or other matter that is not the subject of a proposal meeting the SEC proxy rule requirements for inclusion in the proxy statement, the stockholder must follow procedures outlined in indie’s Bylaws in order to personally present the proposal at the meeting. One of the procedural requirements is timely notice in writing of the business the stockholder proposes to bring before the meeting. Written notice must be received by the Corporate Secretary of indie no earlier than March 24, 2023 and no later than February 22, 2023. In the event that our 2023 Annual Meeting is more than 30 days before or more than 70 days after June 22, 2023 (the anniversary date of the 2022 Annual Meeting), the written notice must be delivered or received not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2023 Annual Meeting or (ii) the tenth day following the date on which public announcement of the meeting date was first made.

We reserve the right to decline to include in our proxy materials any stockholder’s proposal that does not comply with the rules of the SEC for inclusion therein. We will furnish copies of the applicable Bylaw provisions that set forth the requirements for a stockholder’s written notice upon written request to the Corporate Secretary of indie at the address listed above.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

As permitted by applicable SEC rules, only one copy of our proxy materials is being delivered to stockholders of record residing at the same address and who did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically, unless such stockholders have notified us of their desire to receive multiple copies of our proxy materials. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact us. Requests for additional copies or requests for householding for this year or future years should be directed in writing to our principal executive offices at 32 Journey, Aliso Viejo, California 92656, Attn: Secretary or by telephone at (949) 608-0854.

ANNEX A - INDIE SEMICONDUCTOR, INC.
EMPLOYEE STOCK PURCHASE PLAN

1.PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation (or a Subsidiary which may be designated by the Committee as a “Participating Subsidiary”) and to provide them with an additional incentive to advance the best interests of the Corporation.

2.DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Compensation” means an Eligible Employee’s regular gross pay, overtime payments and annual bonuses or incentive payments. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: severance pay, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, the payment of stock units, auto allowances, tuition reimbursement, perquisites, non-cash compensation and other forms of imputed income, special payments, fees and allowances. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Corporation or any Subsidiary.

“Contributions” means all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).

“Corporation” means indie Semiconductor, Inc., a Delaware corporation, and its successors.

“Effective Date” means April 25, 2022, the date this Plan was adopted by the Board.

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary” (including any Subsidiaries which have become such after the date that this Plan is approved by the stockholders of the Corporation). Notwithstanding the foregoing and unless otherwise provided by the Committee in advance of the applicable Offering Period, “Eligible Employee” shall not include any employee:

i.whose customary employment is for not more than five (5) months in a calendar year; or
ii.whose customary employment is for twenty (20) hours or less per week;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Fair Market Value” on any date means:

i.if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is so listed or admitted to trade, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock on such exchange on the next preceding date on which there was trading in the shares of Common Stock;
ii.in the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

“Grant Date” means the first day of each Offering Period, as determined by the Committee and announced to potential Eligible Employees.

“Individual Limit” has the meaning given to such term in Section 4(b).

“New Exercise Date” has the meaning given to such term in Section 18.

“Offering Period” means the period of six (6) consecutive months commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period; provided, further, that the Committee may provide, as it deems appropriate and in advance of the applicable Offering Period, that such Offering Period will consist of multiple “purchase periods,” with an Exercise Date to occur at the end of each such purchase period. In no event will the Grant Date for an Offering Period occur on or before the Exercise Date (or the final Exercise Date, as the case may be) for the immediately preceding Offering Period.

“Option” means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.
“Participating Subsidiary” means any Subsidiary that has been designated in writing by the Committee as a Participating Subsidiary for purposes of this Plan.

“Plan” means this indie Semiconductor, Inc. Employee Stock Purchase Plan, as amended from time to time.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission under Section 16, as amended from time to time.

“Share Limit” has the meaning given to such term in Section 4(a).

“Subscription Agreement” means the written enrollment agreement or applicable electronic form of enrollment agreement filed by an Eligible Employee with the Corporation (or its designee) pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain. Limited liability companies are not considered to be a corporation or a Subsidiary.

3.ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

a.Aggregate Share Limit. Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan is 2,000,000 shares, subject to adjustments pursuant to Section 17 (the “Share Limit”). In the event that during a particular Offering Period all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan and all outstanding Options hereunder shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

b.Individual Share Limit. The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 3,000 shares, subject to adjustments pursuant to Section 17 (the “Individual Limit”); provided, however, that the Committee may amend such Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval. The Individual Limit shall be proportionately adjusted for any Offering Period of less than six months, and may, at the discretion of the Committee, be proportionately increased for any Offering Period of greater than six months.

c.Shares Not Actually Delivered. Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.OFFERING PERIODS

During the term of this Plan, the Corporation will offer Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Unless otherwise specified by the Committee in advance of the Offering Period, Offering Periods will be of six (6) months duration. The Committee will specify in advance of each Offering Period when the Offering Period will commence and the Grant Date of the Offering Period. Each Option shall become effective on the Grant Date of that Offering Period. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6.PARTICIPATION

a.Enrollment. An Eligible Employee may become a Participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Eligible Employee and filed with the Corporation (or its designee) at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

b.Contribution Limits. Notwithstanding the foregoing, a Participant’s Contribution election shall be subject to the following limitations:

i.the $25,000 annual limitation set forth in Section 8(c);
ii.a Participant may not elect to contribute more than fifteen percent (15%) of his or her Compensation each pay period as Plan Contributions; and
iii.such other limits, rules, or procedures as the Committee may prescribe.

c.Content and Duration of Subscription Agreements. Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee’s Subscription Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (i) the Eligible Employee’s participation terminates pursuant to the terms hereof, (ii) the Eligible Employee files a new Subscription Agreement that becomes effective, or (iii) the Committee requires that a new Subscription Agreement be executed and filed with the Corporation.

7.METHOD OF PAYMENT OF CONTRIBUTIONS

a.Participation Account. The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage (or amount, as applicable) of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

b.Commencement of Payroll Deductions. Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her Plan participation terminates pursuant to Section 11.

c.Withdrawal During an Offering Period. A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation (or its designee), in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form or applicable electronic withdrawal form which shall be completed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(c) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the Exercise Date). Partial withdrawals of Accounts, and other modifications or suspensions of Subscription Agreements, except as provided in Section 7(d) or 7(e), are not permitted.

d.Change in Contribution Elections for the Following Offering Period. A Participant may discontinue, increase, or decrease the level of his or her Contributions (within Plan limits) by completing and filing with the Corporation (or its designee), on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. Subject to any additional timing requirements that the Committee may impose, an election pursuant to this Section 7(d) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election.

e.Discontinuing Contributions During an Offering Period. A Participant may discontinue his or her Contributions (but not increase or otherwise decrease the level of his or her Contributions) during an Offering Period, by filing with the Corporation (or its designee), on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. An election pursuant to this Section 7(e) shall be effective no earlier than the first payroll period that starts after the Corporation’s receipt of such election. If a Participant elects to discontinue his or her Contributions pursuant to this Section 7(e), the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the

Participant makes a timely withdrawal election in accordance with Section 7(c), in which case the Participant’s Account will be paid to him or her in cash in accordance with Section 11(a)).

8.GRANT OF OPTION

a.Grant Date; Number of Shares. On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall be granted an Option to purchase a number of shares of Common Stock. The Option shall be exercised on the Exercise Date. The number of shares subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Option Price.

b.Option Price. The Option Price per share of the shares subject to an Option for an Offering Period shall be the lesser of: (i) 85% of the Fair Market Value of a Share on the Grant Date of that Offering Period; or (ii) 85% of the Fair Market Value of a Share on the Exercise Date of that Offering Period; provided, however, that the Committee may provide prior to the start of any Offering Period that the Option Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of Common Shares on the Grant Date of the Offering Period, or (2) the Fair Market Value of Common Shares on the Exercise Date of that Offering Period, or (3) the lesser of the Fair Market Value of Common Shares on the Grant Date of the Offering Period or the Fair Market Value of Common Shares on the Exercise Date of that Offering Period (or, for purposes of the foregoing clauses (2) and (3), the applicable Exercise Date of that Offering Period, as the case may be). Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Option Price per share be less than the par value of a share of Common Stock.

c.Limits on Share Purchases. Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

i.it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

ii.such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first becomes exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.EXERCISE OF OPTION

Unless a Participant withdraws from an Offering Period pursuant to Section 7(c) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole shares subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.

If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to such Participant as soon as administratively practicable after such date; provided that the Committee may provide in advance of an Offering Period for any such amount with respect to that Offering Period to be credited to the Participant’s Account for the next Offering Period, if he or she is a Participant in such next Offering Period.

If the Share Limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of Shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.

If any amount which exceeds the Individual Limit set forth in Section 4(b) or one of the limitations set forth in Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.DELIVERY OF SHARES

As soon as administratively practicable after the Exercise Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

a.General. Except as provided in the next paragraph, if a Participant ceases to be an Eligible Employee for any reason at any time prior to the last day of an Offering Period in which he or she participates, or if the Participant timely elects to terminate Contributions and withdraw from the Plan pursuant to Section 7(c), such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall be automatically terminated.

b.Change in Employment Status or Leave of Absence. If a Participant (i) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Participating Subsidiary through the Exercise Date, or (ii) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the Participant is an employee of the Corporation or a Participating Subsidiary or on such leave as of the applicable Exercise Date, such Participant’s Contributions shall cease, and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely election to terminate Contributions and withdraw from the Plan in accordance with Section 7(c), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a).

c.Re-Enrollment. A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

d.Change in Subsidiary Status. For purposes of this Plan, if a Participating Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan and will no longer be an Eligible Employee, unless the person continues as an Eligible Employee in respect of the Corporation or another Participating Subsidiary.

12.ADMINISTRATION

a.The Committee. The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. Subject to the preceding sentence, the Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume or change the administration of this Plan.

b.Powers and Duties of the Committee. The Committee shall administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules it considers desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan (including, without limitation, rules and deadlines for making elections under the Plan, which deadlines may be more restrictive than the deadlines otherwise set forth in this Plan), to further define the terms used in this Plan, and to make all other determinations necessary or advisable for the administration of this Plan or the effectuation of its purposes. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and any Participant or other person under this Plan, which construction or interpretation shall be final and binding on all parties including the Corporation, Subsidiaries, Participants and beneficiaries. Notwithstanding anything else contained in this Plan to the contrary, the Committee may also adopt rules, procedures, separate offerings, or sub-plans applicable to particular Subsidiaries or locations, which separate offerings or sub-plans may be designed to be outside the scope of Section 423 of the Code and need not comply with the otherwise applicable provisions of this Plan. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Corporation or Participating Subsidiaries.

c.Decisions of the Committee are Binding; Reliance on Experts. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, the Corporation, any Participating Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Corporation. No member of the Board or Committee, or officer or agent of the Corporation, will be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

d.Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

13.DEATH BENEFITS

In the event of the death of a Participant, the Corporation shall deliver such shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

14.TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, as provided in Section 13.

The Corporation may require a Participant to hold any shares the Participant acquires under this Plan in a brokerage account identified by the Corporation until the date the shares are transferred, sold or otherwise disposed of in any way by the Participant, or such earlier time as the Corporation may determine.

15.USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).

16.REPORTS

Statements shall be provided or made available (in writing or electronically) to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

a.proportionately adjust any or all of (i) the number and type of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (iii) the Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Options; or

b.make provision for a cash payment in settlement of, or for the substitution or exchange of, any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

Without limiting the generality of Section 12, any good faith determination by the Committee as to whether an adjustment is required in the circumstances pursuant to this Section 17, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

18.POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution or liquidation of the Corporation, or any other event described in Section 17 that the Corporation does not survive, or does not survive as a publicly-traded company in respect of its Shares, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Options that are then outstanding under the Plan, each Offering Period then in progress shall be shortened and a new Exercise Date shall be established by the Board or the Committee (the “New Exercise Date”), as of which date the Plan and any Offering Period then in progress shall terminate and all then-outstanding Options under this Plan shall be automatically exercised in accordance with the terms hereof; provided, however, that the New Exercise Date shall not be more than ten (10) days before the date of the consummation of such dissolution, liquidation or other event. The Option Price on the New Exercise Date shall be determined as provided in Section 8(b), and the New Exercise Date shall be treated as the “Exercise Date” for purposes of determining such Option Price.

19.TERM OF PLAN; AMENDMENT OR TERMINATION

a.Effective Date; Termination. This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after the tenth (10th) anniversary of the Effective Date, and this Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated pursuant to Section 4, Section 18 or this Section 19.

b.Board Amendment Authority. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent. Without limiting the generality of the Committee’s amendment authority, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may become such after the Effective Date), to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2, and to change the definition of Compensation set forth in Section 2 (in each case, subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not constitute an amendment to this Plan requiring stockholder approval.

20.NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

22.PLAN CONSTRUCTION

a.Section 16. It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

b.Section 423. Except as the Committee may expressly provide in the case of one or more separate offerings or sub-plans adopted pursuant to Section 12(b), this Plan and Options are intended to qualify under Section 423 of the Code.

c.Interpretation. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.EMPLOYEES’ RIGHTS

a.No Employment Rights. Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

b.No Rights to Assets of the Corporation. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary, on the one hand, and any Participant or other person, on the other hand. To the extent that a Participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation. No special or separate reserve, fund or deposit will be made to assure any such payment.

c.No Stockholder Rights. A Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. Except as expressly required by Section 17, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.MISCELLANEOUS

a.Governing Law; Severability. This Plan, the Options, Subscription Agreements, and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

b.Captions and Headings. Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

c.No Effect on Other Plans or Corporate Authority. The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

d.No Effect on Other Compensation. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides in writing.

25.STOCKHOLDER APPROVAL

Notwithstanding anything else contained herein to the contrary, the effectiveness of this Plan is subject to the approval of this Plan by the stockholders of the Corporation within twelve months after the Effective Date. No Shares shall be issued or delivered under this Plan until such stockholder approval is obtained and, if such stockholder approval is not obtained within such twelve-month period of time, all Contributions credited to a Participant’s Account hereunder shall be refunded to such Participant (without interest) as soon as practicable after the end of such twelve-month period.

26.TAX WITHHOLDING

Notwithstanding anything else contained herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of any taxes which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares of Common Stock subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code or at any other time in respect of a Participant’s participation in this Plan, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (ii) deduct from the Participant’s Account or from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or an affiliate is required to withhold with respect to such event.

27.NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such shares were acquired.

indie SEMICONDUCTOR

P.O. BOX 8016, CARY, NC 27512-9903

indie Semiconductor, Inc.
Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on June 22, 2022

For Stockholders of record as of April 25, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/INDI

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/INDI

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 10, 2022.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/INDI	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

indie Semiconductor, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Wednesday, June 22, 2022
Time: 9:00 AM, Pacific Time
Place: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/INDI for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/INDI

SEE REVERSE FOR FULL AGENDA

indie SEMICONDUCTOR

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/INDI**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-498-6073**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/INDI indie Semiconductor, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 25, 2022

TIME: Wednesday, June 22, 2022 9:00 AM, Pacific Time

PLACE: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/INDI for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Thomas Schiller and Naixi Wu (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of indie Semiconductor, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

indie Semiconductor, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect three Class I directors for terms expiring at the 2025 Annual Meeting of Stockholders;				
		FOR	WITHHOLD		
	1.01 Dr. Ichiro Aoki	☐	☐		FOR
	1.02 Jeffrey Owens	☐	☐		FOR
	1.03 Sonalee Parekh	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve an amendment to the 2021 Omnibus Equity Incentive Plan (the "Equity Incentive Plan") to increase the number of shares of common stock reserved for issuance thereunder by 10,500,000 shares;	☐	☐	☐	FOR
3.	To approve the indie Semiconductor, Inc. Employee Stock Purchase Plan (the "ESPP");	☐	☐	☐	FOR
4.	To ratify the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022; and	☐	☐	☐	FOR
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.				

☐ **Check here if you would like to attend the meeting in person.**

You must register to attend the meeting online and/or participate at www.proxydocs.com/INDI

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________